UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23384

Eagle Point Income Co Inc.

 (Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

 Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Annual Report to stockholders of Eagle Point Income Company Inc. (the “Company”) for the year ended December 31, 2025 is filed herewith.

2025 Stockholder Letter and Annual
Report

NYSE: EIC

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc.
Annual Report – December 31, 2025

Table of Contents

Letter to Stockholders and Management Discussion of Company Performance	2
Important Information about this Report and Eagle Point Income Company Inc.	8
Performance Data	13
Summary of Certain Unaudited Portfolio Characteristics	14
Additional Company Information	17
Fees and Expenses (Unaudited)	18
Consolidated Financial Statements for the Year Ended December 31, 2025 (Audited)	20
Price Range of Common Stock	62
Dividend Reinvestment Plan	63
Additional Information	65

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 6 for endnotes.

LETTER TO STOCKHOLDERS AND MANAGEMENT DISCUSSION OF COMPANY
PERFORMANCE

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Income Company Inc. (“we,” “us,” “our” or the “Company”) for the fiscal year ended December 31, 2025.

The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and is advised by Eagle Point Income Management LLC (the “Adviser”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in the junior debt tranches of collateralized loan obligations (“CLOs”). In addition, the Company may invest up to 35% of its total assets in CLO equity securities, as well as other securities and instruments that are consistent with our investment objectives.

Full Year 2025 Results

During 2025, the CLO market experienced challenging conditions, and the Company was not immune to these broader market dynamics. Although default rates remained below long-term historical averages, the Company’s financial performance and the total return delivered to our shareholders last year were adversely impacted by the reinvestment of realized CLO debt securities into investments with tighter spreads, underlying loan spread compression affecting our CLO equity portfolio and a general negative sentiment towards credit.

For the year ended December 31, 2025, the Company recorded a decrease in net assets resulting from operations of $1.2 million, or $0.05 per weighted average common share.1 This represents a GAAP return on our common equity of -0.7%.2 The Company’s net asset value (“NAV”) per share decreased from $14.99 to $13.31, and we paid $1.98 per share in regular monthly distributions to our common stockholders for the same period.

Our common stock trades on the NYSE under the symbol “EIC” and may trade, and often does, at prices that differ from NAV per common share. As of December 31, 2025, the closing price per share of our common stock was $11.41, representing a 14.27% discount to NAV per common share.3 From our IPO on July 23, 2019 through December 31, 2025, our common stock has traded on average at a 0.02% discount to NAV. An investor who purchased our common stock as part of our IPO at $20.00 per share and held that position through January 31, 2026 has received total cash distributions of $11.40. A certain portion of these distributions was comprised of a return of capital as described in the Company’s applicable Form 1099-DIV notices.4

Among other highlights, in the year ended December 31, 2025, we:

☐Deployed $272 million of gross capital into CLO junior debt, CLO equity and other credit assets. Newly purchased CLO debt investments had a weighted average effective yield (“WAEY”) to maturity of approximately 8.9%, CLO equity investments had a WAEY of approximately 17.1% and non-CLO investments had a WAEY of approximately 23.6% at the time of purchase.5

☐Realized $0.12 per share of capital gains from paydowns totaling $147 million for the year. A high volume of CLO refinancings, resets and liquidations contributed to early debt repayments by CLOs, which enabled the Company to fully realize the convexity from discounted purchases sooner than anticipated.

☐Completed 10 resets and 6 refinancings in our CLO equity portfolio. Each reset created a new 5-year reinvestment period and, when combined with refinancings, resulted in CLO debt cost savings of 46 bps on average for those CLOs.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 6 for endnotes.

☐Launched a $50 million share repurchase program and later increased the program to $60 million to capitalize on the discounted trading levels of our common stock. As of December 31, 2025, the Company had repurchased approximately 3.7 million shares for $46 million at an average price of $12.51 per share, resulting in $0.22 per share of NAV accretion. We continue to aggressively buy back EIC common stock, as we see the stock as materially undervalued.

During 2025, we prudently managed the Company’s capital structure while raising capital to take advantage of attractive investment opportunities. Earlier in the year, in connection with our at-the-market (“ATM”) offering program, we sold 5.6 million shares of our common stock at a premium to NAV for total net proceeds of $84 million. The common stock issuance was accretive to NAV, resulting in $0.10 per share of NAV accretion for the year. We also issued 2.6 million shares of the Company’s preferred stock through our ATM offering program, resulting in an additional $63 million of net proceeds. We utilized these proceeds to, among other things, expand the Company’s investment portfolio.

Late in the fourth quarter of 2025, we redeemed our 7.75% Series B Term Preferred Stock and closed a new revolving credit facility with a three-year maturity (including two 12-month extensions available at the Company’s option), further strengthening our capital structure and improving our overall cost of financing. As of December 31, 2025, the Company maintained leverage of 31.3% of total assets (less current liabilities), within management’s long-term target range of 25% to 35%. All preferred stock financing is fixed rate, with a weighted average maturity of 2.7 years, providing stability and rate certainty. Based on applicable market conditions at any given time, or should significant opportunities present themselves, the Company may incur leverage in excess of this amount, subject to applicable regulatory and contractual limits.

Portfolio Update

As of December 31, 2025, our investment portfolio was comprised of 129 CLO investments. CLO junior debt represented the significant majority of the portfolio, reflecting our focus on generating current income, while exposure to CLO equity continued to enhance the Company’s earnings potential. As of December 31, 2025, the WAEY was approximately 9.5% for the CLO debt portion of our portfolio and approximately 12.9% for the CLO equity portion.

Additionally, we held other credit investments beyond CLOs, including private asset-backed securities, collateralized fund obligations and other investments, which represented approximately 2.4%, 8.2% and 0.2% of the overall portfolio, respectively, at fair value. These investments provide yield enhancing opportunities and additional diversification across credit asset types. Collectively, these non-CLO investments represented approximately 10.8% of the total portfolio at year-end. While our primary focus remains on investing in CLO debt, we selectively allocate capital to other credit investments where we believe we can achieve attractive risk-adjusted returns and enhance portfolio diversification.

During 2025, the Company received $71 million of recurring cash flows from its investment portfolio, or $2.84 per weighted average common share, compared to $52 million, or $3.30 per weighted average common share, in 2024. The decline on a per share basis was primarily driven by lower short-term interest rates following the Fed’s decision to cut rates, which impacted the Company’s floating rate CLO debt portfolio, and by loan spread compression, decreasing the cash flows from the CLO equity portion of the portfolio. Based on generated cash flows from the underlying investment portfolio, GAAP earnings and the Company’s requirement to distribute substantially all of its taxable income, the Company declared a monthly distribution of $0.13 per common share (changed from $0.20 per common share) commencing in July of 2025, and a monthly distribution of $0.11 per common share commencing in January of 2026. We believe the current monthly distribution level of $0.11 per common share more closely reflects the Company’s near-term earnings potential in today’s lower interest rate environment.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 6 for endnotes.

Loan Market6

The US leveraged loan market delivered solid performance in 2025, supported by stable credit fundamentals and strong demand, though returns were tempered by ongoing spread compression. The S&P UBS Leveraged Loan Index, a broad index tracking the corporate loan market, generated a total return of 5.9% for the year, with a modest decline in average loan prices slightly offsetting income returns.7 Credit quality remained resilient, with the trailing 12-month default rate at 1.23%, well below long-term averages.8 The limited number of defaults that occurred were isolated and not a primary driver of market performance during the year.

Total loan repayments reached $294 billion in 2025, resulting in a 12-month trailing repayment rate of 20.7%, while gross issuance of $400 billion translated into net new issuance of $106 billion. Importantly, the maturity profile of the loan market continues to improve, with just 4.1% of the overall market and 3.6% of the loans underlying EIC’s CLO equity positions scheduled to mature before 2028.

CLO Market & Strategy Update6

CLO market activity remained strong in 2025, with CLO new issuance totaling a record $209 billion, surpassing the 2024 record of $202 billion. Resets and refinancings picked up as the year progressed, following a lull earlier in the year amid tariff-related uncertainty. In total, 2025 saw $232 billion of resets and $105 billion of refinancings. These transactions continued to lower liability costs and enhance the economics of existing CLO equity investments. As of year-end, EIC’s CLO equity portfolio had a weighted average CLO AAA spread of 135 bps versus the market average of 133 bps and compared to 143 bps for EIC’s portfolio as of the prior year end.

Underlying CLO fundamentals remained healthy. Market-wide CCC-rated loan exposure averaged 4.3%, compared to 5.3% for EIC’s portfolio, while average junior overcollateralization cushions stood at 3.9% across the market versus 4.7% for EIC. The higher junior overcollateralization cushion indicates stronger structural protection and manageable credit risk relative to market averages.

Against this backdrop, CLO junior debt delivered attractive performance, generating high single digit total returns. CLO BBs outperformed similarly rated corporate high yield bonds on both a total return and excess return basis. That said, Fed rate cuts in the back half of the year put incremental pressure on CLO debt portfolios, as the coupons are directly tied to the Secured Overnight Funding Rate (SOFR).

Despite stable fundamentals, CLO equity performance in 2025 continued to face technical headwinds. Spread compression in the underlying loan market reduced the CLO equity arbitrage, which had a negative impact on the Company’s cash flows and valuations. The record pace of CLO issuance, driven in large part during the second half of the year by captive CLO equity funds, which tend to be less sensitive to performance returns, limited tightening on CLO debt costs. Market-wide CLO equity total returns were approximately -15% for the year, highlighting that valuation pressure across the sector was broad-based rather than idiosyncratic.

Looking ahead, we remain focused on disciplined portfolio construction and capital allocation. The strategy continues to emphasize CLO junior debt investments where we believe income generation and relative value remain attractive. We remain committed to supplementing our CLO debt investments with CLO equity exposure and selective exposure to other non-CLO assets, which we believe offer yield enhancing opportunities and expand EIC’s investment portfolio. We believe EIC is well positioned and we remain confident in our ability to create long-term value for shareholders.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 6 for endnotes.

About Our Adviser

The Adviser is a specialist asset manager focused exclusively on investing in CLO securities and related investments. As of December 31, 2025, our Adviser and its affiliates had over $14 billion of assets under management (inclusive of undrawn capital commitments).9

Subsequent Developments

As of January 31, 2026, management’s unaudited estimate of the range of the Company’s NAV per common share was between $13.23 and $13.33.

The table below summarizes the Company’s common and preferred stock distributions that have been declared by the Company but remain unpaid as of the date of this letter:

Security	Amount per Share	Record Dates	Payable Dates
Common Stock	$0.11	February 9, 2026 March 11, 2026 April 10, 2026 May 11, 2026 June 10, 2026	February 27, 2026 March 31, 2026 April 30, 2026 May 29, 2026 June 30, 2026
Series A Term Preferred Stock	$0.104167
Series C Term Preferred Stock	$0.166667

* * * * *

Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski

Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the 12 months ended December 31, 2025. The views and opinions in this letter were current as of February 18, 2026. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the SEC.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

NOTES

1 “Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period.

2 Return on common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.

3 An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.

4To date, a portion of common stock distributions has been estimated to be a return of capital as noted under the Tax Information section on the Company’s website. The actual components of the Company’s distributions for US tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income.” Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.

5“Weighted average effective yield” is based on an investment’s amortized cost and expected future cash flows whereas “weighted average expected yield” is based on an investment’s fair market value and expected future cash flows as of the applicable period end as disclosed in the Company’s financial statements, which is subject to change from period to period.

6Market data and statistics summarized herein are sourced from Bloomberg, JP Morgan, Nomura and Pitchbook LCD.

7The S&P UBS Leveraged Loan Index, tracks the investable universe of the USD-denominated leveraged loan market. You cannot invest directly in an index.

8Default rate represents the rate of obligors who fail to remain current on their loans based on the par amount.

9 Calculated in the aggregate with its affiliate Eagle Point Credit Management LLC and certain other affiliated advisers.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

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2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

IMPORTANT INFORMATION ABOUT THIS REPORT AND EAGLE POINT
INCOME COMPANY INC.

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the SEC. Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website (www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset values (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2025. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original costs. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third-party sources and reports (including reports of third-party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Eagle Point Income Company Inc.

The following information in this annual report is a summary of certain changes during the fiscal year ended December 31, 2025. This information may not reflect all of the changes that have occurred since you purchased shares of our common stock.

During the applicable period, there have been: (i) no material changes to the Company’s investment objectives and policies that have not been approved by shareholders, (ii) no material changes to the Company’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Company; and (iv) no changes to the Company’s charter or bylaws that would delay or prevent a change of control of the Company.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Investment Objectives and Strategies

We are an externally managed, diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” beginning with our tax year ended December 31, 2018. We were formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company, and converted into a Delaware corporation on October 16, 2018.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in junior debt tranches of CLOs, that are collateralized by a portfolio consisting primarily of below investment grade US senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We focus on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalents) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. We may also invest in other junior debt tranches of CLOs, loan accumulation facilities, senior debt tranches of CLOs and other related securities and instruments, including synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions. In addition, we may invest up to 35% of our total assets (at the time of investment) in CLO equity securities. We expect our investments in CLO equity securities to primarily reflect minority ownership positions. We may also invest in other securities and instruments that the Adviser believes are consistent with our investment objectives such as securities issued by other securitization vehicles, such as collateralized bond obligations or “CBOs.” The amount that we will invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-US loans or securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we primarily seek to invest are rated below investment grade or, in the case of CLO equity securities, are unrated and are considered speculative with respect to timely payment of interest and repayment of principal. Below investment grade and unrated securities are also sometimes referred to as “junk” securities.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors (the “Board”) without prior approval of our stockholders.

Investment Restrictions

Our investment objectives and our investment policies and strategies, except for the eight investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.

The following eight investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

1 We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

2 We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

3 We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

4 We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

5 We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by us;

6 We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

7 We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries except (a) securities issued or guaranteed by the US government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry or group of industries (if any) of the underlying or reference security, instrument or asset; and

8 We may not engage in short sales, purchases on margin, or the writing of put or call options, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this report or in our prospectus states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Use of Leverage and Leverage Risks

The use of leverage, whether directly through borrowing under a revolving credit facility with City National Bank of Florida (the “Credit Facility”) or the issuance of preferred stock, or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify our risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged 10 times), and therefore the CLO securities in which we invest are subject to a higher degree of loss since the use of leverage magnifies losses.

We may utilize leverage to the extent permitted by the 1940 Act. We have incurred leverage by issuing preferred stock and incurring indebtedness for borrowed money. We may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, additional shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged. The use of leverage creates additional expenses that will be borne entirely by common stockholders. The Company’s leverage strategy may not ultimately be successful.

The following table is intended to illustrate the effect of the use of direct leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder[1]	-20.61%	-12.48%	-4.35%	3.78%	11.91%
1.	Assumes (i) $500.2 million in pro forma total assets as of December 31, 2025 (adjusted to reflect (1) the repurchase of 0.3 million shares of our common stock from January 1, 2026 through February 20, 2026, for approximately $4.3 million; and (2) the hypothetical borrowings of the full $50 million available under the Credit Facility); (ii) $307.6 million in pro forma net assets as of December 31, 2025 (adjusted to reflect the repurchases and borrowings described above); and (iii) an annualized weighted average interest rate on our indebtedness and preferred equity, as of December 31, 2025, of 6.96%.

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 2.68% to cover annual interest payments on our outstanding indebtedness and preferred equity.

Principal Risk Factors

For a description of the principal risk factors associated with an investment in the Company, please refer to Note 3 to the Financial Statements, “Investments – Investment Risk Factors.”

Additional Information

In addition to the Company’s regulatory requirement to file certain portfolio information with the SEC (as described further in the enclosed report), the Company makes certain additional financial information available to investors via its website (www.eaglepointincome.com), press releases and other public disclosures.

Information contained on our website is not incorporated by reference into this Annual Report and you should not consider information contained on our website to be part of this Annual Report or any other report we file with the SEC.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Please see footnote disclosures on page 16.

PERFORMANCE DATA1,2,3

The graph shows the market price performance of a $10,000 investment in the Company’s common shares for the period from October 16, 2018 (inception) through December 31, 2025. The performance calculation assumes the purchase of Company shares at net asset value for the beginning of the period (prior to the Company’s public listing) and the sale of Company shares at the market price at the end of the period. Ending value for each year are as of December 31 of the applicable year. As the Company’s IPO occurred in July 2019, the value used for the Company’s performance as of December 31, 2018 reflects the Company’s then-current net asset value per share. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown. Distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan. The performance does not reflect brokerage commissions in connection with the purchase or sale of Company shares, which if included would lower the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Company distributions or the sale of Company shares.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

Value of $10,000 Invested4

$25,000
$20,000
$15,000
$10,000
$5,000
$0
EIC
SPBDC
$18,749
$12,407
2018
2019
2020
2021
2022
2023
2024
2025

	Average Annualized Total Return			Cumulative Since IPO
	1 Year	5 Year	Since IPO
EIC	-15.15%	8.24%	3.49%	24.76%
S&P BDC Index	-3.50%	12.32%	8.95%	73.81%

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Please see footnote disclosures on page 16.

SUMMARY OF CERTAIN UNAUDITED PORTFOLIO CHARACTERISTICS5

Summary of Portfolio Investments[6]

Cash and Borrowing Capacity: $51.7 million

Summary of CLO Underlying Portfolio Characteristics[7]
Number of Unique Underlying Loan Obligors	1,401
Largest Exposure to an Individual Obligor	0.68%
Average Individual Loan Obligor Exposure	0.07%
Top 10 Loan Obligors Exposure	4.80%
Currency: USD Exposure	100.00%
Indirect Exposure to Senior Secured Loans[8]	96.17%
Weighted Average OC Cushion Senior to the Security[9]	4.71%
Weighted Average Market Value of Loan Collateral	96.84%
Weighted Average Stated Loan Spread	3.11%
Weighted Average Loan Rating[10]	B+/B
Weighted Average Loan Maturity	4.6 years
Weighted Average Remaining CLO Equity Reinvestment Period	3.4 years

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Please see footnote disclosures on page 16.

Top 10 CLO Underlying Obligors[7]		Top 10 Industries of CLO Underlying Obligors[7,11,12]
Obligor	% of Total	Industry	% of Total
Transdigm	0.7%	Technology: Software & Services	12.6%
Medline Industries	0.5%	Hotels, Restaurants & Leisure	5.4%
Calpine Construction	0.5%	Health Care Providers & Services	5.3%
American Airlines	0.5%	Media	4.4%
Asurion	0.5%	Professional Services	4.4%
McAfee	0.5%	Diversified Financial Services	4.3%
Cotiviti	0.4%	Commercial Services & Supplies	4.2%
Howden	0.4%	Insurance	3.7%
Quikrete Holdings	0.4%	Chemicals	3.4%
Westinghouse/Brookfield Wec Holdings	0.4%	Aerospace & Defense	3.0%
Total	4.8%	Total	50.8%

Rating Distribution of CLO Underlying Obligors[7,10]	Maturity Distribution of CLO Underlying Obligors[7]

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

NOTES

1Based on the market price. Prices for October 16, 2018 (inception date) and December 31, 2018 represent the Net Asset Value (“NAV”) per share.

2 The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The indices shown herein have not been selected to represent a benchmark for a strategy’s performance, but are instead disclosed to allow for comparison of the Company’s return to that of known, recognized and/or similar indices. The S&P BDC Index is intended to measure the performance of all Business Development Companies (“BDCs”) that are listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Although EIC is not a BDC, BDCs generally invest in high yielding credit investments, as does EIC. In addition, similar to EIC, BDCs generally elect to be classified as a regulated investment company under the US Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders.

3 Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

4The graph shows the market price performance of a $10,000 investment in the Company’s common shares for the period from October 16, 2018 (inception) through December 31, 2025. The performance calculation assumes the purchase of Company shares at net asset value for the beginning of the period (prior to the Company’s public listing) and the sale of Company shares at the market price at the end of the period. Ending value for each year are as of December 31 of the applicable year. As the Company’s IPO occurred in July 2019, the value used for the Company’s performance as of December 31, 2018 reflects the Company’s then-current net asset value per share. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown. Distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan. The performance does not reflect brokerage commissions in connection with the purchase or sale of Company shares, which if included would lower the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Company distributions or the sale of Company shares.

5The information presented is on a look-through basis to the collateralized loan obligation (“CLO”) and loan accumulation facility (as applicable) investments held by the Company as of December 31, 2025 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2025 and from custody statements and/or other information received from CLO collateral managers, or other third-party sources.

6 The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of December 31, 2025. Cash and borrowing capacity represents cash net of pending trade settlements and includes available capacity on the Company’s credit facility as of December 31, 2025. Borrowings under the credit facility are subject to applicable regulatory and contractual limits.

7 Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third-party data sources, December 2025 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2025 and this data may not be representative of current or future holdings. The Weighted Average Remaining Reinvestment Period information is based on the fair value of CLO equity investments held by the Company at the end of the reporting period.

8Data represents aggregate indirect exposure. We obtain exposure in underlying senior secured loans indirectly through our CLO and loan accumulation facility (as applicable) investments.

9The weighted average OC cushion senior to the security is calculated using the BBB OC cushion for all BB-rated CLO debt securities in the portfolio and the BB OC cushion for all other securities in the portfolio, in each case as held on December 31, 2025.

10Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com).

11Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

12Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

ADDITIONAL COMPANY INFORMATION

Securities Outstanding

As of January 31, 2026, in addition to our common stock, the Company has two preferred equity securities which trade on the NYSE, summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
5.00% Series A Term Preferred Stock due 2026	EICA	$38.0 million	5.00%	Monthly	Callable	October 2026
8.00% Series C Term Preferred Stock due 2029	EICC	$104.3 million	8.00%	Monthly	April 2026	April 2029

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

FEES AND EXPENSES (UNAUDITED)

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of the Company’s common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Company, as appropriate. In addition, such amounts are based on the Company’s pro forma assets as of December 31, 2025, which have been adjusted to reflect (i) the repurchase of 0.3 million shares of our common stock from January 1, 2026 through February 20, 2026, for approximately $4.3 million and (ii) the hypothetical borrowings of the full $50 million available under the CNBF Credit Facility, which would mean that the Company’s adjusted total assets are assumed to equal approximately $500.2 million. As of December 31, 2025, and pro forma for the repurchases and assumed borrowings described above (excluding any regular monthly distributions paid after December 31, 2025), the Company’s leverage represented approximately 38.5% of the Company’s total assets (less current liabilities). Such expenses, and actual leverage incurred by the Company, may vary in the future. Whenever this report (or other Company disclosures, including the Company’s prospectus) contain a reference to fees or expenses paid by the Company, the Company’s common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	—%[1]
Offering expenses borne by the Company	—%[2]
Dividend reinvestment plan expenses	Up to $15[3]
Total stockholder transaction expenses	—%

Annual Expenses (as a percentage of net assets attributable to common stock):
Management fee	2.03%[4]
Interest payments on borrowed funds	4.35%[5]
Other expenses	0.79%[6]
Total annual expenses	7.17%
[1]	In the event that the Company sells its securities publicly through underwriters or agents, the related prospectus supplement will disclose the applicable sales load.
[2]	In the event that the Company sells its securities publicly through underwriters or agents, the related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on the Company’s behalf), the offering price and the offering expenses borne by the Company as a percentage of the offering price.
[3]	The expenses associated with the dividend reinvestment plan are included in “Other expenses.” If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.07 per share brokerage commission from the proceeds. See the section “Dividend Reinvestment Plan,” below.
[4]	The Company has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a management fee at an annual rate of 1.25% which is calculated monthly based on the Company’s Managed Assets at the end of each calendar month and payable quarterly in arrears. “Managed Assets” means the Company’s total assets (including assets attributable to the use of leverage) minus the sum of accrued liabilities (other than liabilities incurred for the purpose of creating leverage). Because Managed Assets include the Company’s use of leverage, they will typically be greater than the Company’s net assets. The management fee referenced in the table above is based on Managed Assets as of December 31, 2025 and assumes the pro forma effect as described above. These management fees are indirectly borne by holders of the Company’s common stock and are not borne by the holders of preferred stock, if any, or the holders of any other securities that the Company may issue. See “The Adviser and the Administrator — Investment Advisory Agreement — Management” in the Company’s prospectus for additional information regarding the calculation of the management fee.
[5]	“Interest payments on borrowed funds” represents the Company’s annualized interest expense and includes dividends payable on the Series A Term Preferred Stock and Series C Term Preferred Stock, outstanding on December 31, 2025, and includes the pro forma effect of the assumed borrowings under the CNBF Credit Facility described above, which, in the aggregate, have a weighted average interest rate of 6.96% per annum. The Company may issue additional shares of preferred stock or increase its borrowings in the future. In the event that the Company were to issue additional shares of preferred stock or increase its borrowings, the Company’s borrowing costs, and correspondingly its total annual expenses, including the base management fee as a percentage of the Company’s managed assets attributable to common stock, would increase.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

[6]	“Other expenses” includes the Company’s overhead expenses, including payments under the Administration Agreement based on the Company’s allocable portion of overhead and other expenses incurred by Eagle Point Administration LLC (“Eagle Point Administration”), the administrator to the Company and an affiliate of the Adviser, and payment of fees in connection with outsourced administrative functions, and are based on estimated amounts for the current fiscal year. See “Related Party Transactions — Administrator” in the Notes to the Financial Statements.“ Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Company, compensation of independent directors and cost and expenses relating to rating agencies. In accordance with SEC requirements, “Other expenses” also includes 0.01% of fees and expenses incurred indirectly by the Company during the fiscal year ended December 31, 2025 as a result of the Company’s investment in common equity of other investment companies and/or certain private investment funds. For the avoidance of doubt, such fees and expenses are not an operating expense of the Company.

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in shares of the Company’s common stock for the time periods indicated, assuming (1) total annual expenses of 7.17% of net assets attributable to the Company’s common stock and (2) a 5% annual return*:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$72	$210	$343	$651
*	The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. The Company’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED
DECEMBER 31, 2025 (AUDITED)

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Assets and Liabilities
As of December 31, 2025
(expressed in US dollars)

ASSETS
Investments, at fair value (cost $476,025,664)	$439,058,880
Cash and cash equivalents	5,503,612
Interest receivable	12,789,765
Unamortized deferred financing costs	656,261
Prepaid expenses	476,460
Excise tax refund receivable	51,412
Total Assets	458,536,390

LIABILITIES
Term preferred stock, at fair value (5,694,725 shares issued and outstanding) (Note 6)	142,588,855
Unfunded investment commitments, at fair value	65,990
Payable for securities purchased	2,018,317
Management fees payable	1,593,756
Professional fees payable	143,509
Administration fees payable	74,292
Deferred tax liability	63,173
Tax expense payable	20,860
Due to affiliates	10,103
Other expenses payable	4,150
Total Liabilities	146,583,005

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to common stock, 0.001 par value, 150,000,000 shares authorized, 23,433,556 shares issued and outstanding	$311,953,385

NET ASSETS consist of:
Paid-in capital	376,440,809
Aggregate distributable earnings (losses)	(65,861,003)
Accumulated other comprehensive income (loss)	1,373,579
Total Net Assets	$311,953,385
Net asset value per share of common stock	$13.31

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2025
(expressed in US dollars)

Issuer[1]	Investment Description[2,3]	Acquisition Date[4]	Principal Amount/ Shares	Cost	Fair Value[5]
Investments, at Fair Value - 140.75% of Net Assets
Collateralized Loan Obligation Debt - 92.13% of Net Assets[6,8]
Structured Finance
United States
AGL CLO 14 Ltd.	Secured Note - Class E-R, 10.12% (3M SOFR + 6.25%, due 12/02/2034)	4/24/2025	$1,000,000	$963,684	$953,089
AGL CLO 17 Ltd.	Secured Note - Class E-R, 8.52% (3M SOFR + 4.65%, due 01/21/2035)	1/24/2025	5,000,000	5,000,208	4,652,410
AGL CLO 23 Ltd.	Secured Note - Class E-R, 8.58% (3M SOFR + 4.70%, due 04/20/2038)	3/14/2025	5,000,000	4,874,887	4,739,689
AGL CLO 39 Ltd.	Secured Note - Class E, 8.38% (3M SOFR + 4.50%, due 04/20/2038)	2/28/2025	1,100,000	1,100,000	1,086,888
AMMC CLO 25, Limited	Secured Note - Class E-R-2, 10.20% (3M SOFR + 6.30%, due 10/15/2038)	9/10/2025	5,000,000	5,000,000	5,034,163
Anchorage Capital CLO 11, Ltd.	Secured Note - Class E-R2, 11.19% (3M SOFR + 7.33%, due 07/22/2037)	6/7/2024	5,000,000	4,954,050	5,104,447
Ares LII CLO Ltd.	Secured Note - Class E-RR, 9.36% (3M SOFR + 5.50%, due 04/22/2031)	1/24/2025	5,000,000	5,000,000	5,009,544
Ares LIX CLO Ltd.	Secured Note - Class E, 10.37% (3M SOFR + 6.51%, due 04/25/2034)	1/5/2023	3,700,000	3,702,848	3,684,188
Ares Loan Funding IX, Ltd.	Secured Note - Class E, 8.90% (3M SOFR + 5.00%, due 03/31/2038)	3/3/2025	3,500,000	3,500,000	3,514,750
Ares XXVII CLO Ltd.	Secured Note - Class E-R3, 10.61% (3M SOFR + 6.75%, due 10/28/2034)	11/5/2024	2,000,000	2,000,000	1,996,868
Benefit Street Partners CLO XVIII, Ltd.	Secured Note - Class B-R2, 5.45% (3M SOFR + 1.55%, due 10/15/2038)	10/2/2025	10,000,000	10,000,000	10,028,371
Benefit Street Partners CLO XXV, Ltd.	Secured Note - Class E-R, 8.50% (3M SOFR + 4.60%, due 01/15/2035)	2/5/2025	2,350,000	2,350,000	2,343,059
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R, 9.72% (3M SOFR + 5.86%, due 04/26/2031)	10/4/2018	1,050,000	1,009,945	1,028,910
Capital Four US CLO I Ltd.	Secured Note - Class E, 11.08% (3M SOFR + 7.19%, due 01/18/2035)	12/3/2021	2,400,000	2,313,239	2,319,383
Carlyle US CLO 2021-10 Ltd.	Secured Note - Class E-R, 10.63% (3M SOFR + 6.75%, due 01/20/2038)	12/4/2024	5,000,000	5,000,000	5,037,683
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class E, 11.25% (3M SOFR + 7.35%, due 04/15/2035)	8/23/2024	2,250,000	2,233,619	2,247,820
Carlyle US CLO 2025-1, Ltd.	Secured Note - Class E, 9.56% (3M SOFR + 5.70%, due 04/25/2038)	4/1/2025	1,350,000	1,350,000	1,378,341
CarVal CLO II Ltd.	Secured Note - Class E-R2, 10.38% (3M SOFR + 6.50%, due 04/20/2032)	11/26/2024	4,850,000	4,850,000	4,703,635
CBAM 2021-15, LLC	Secured Note - Class E-R, 9.38% (3M SOFR + 5.50%, due 01/20/2038)	2/5/2025	3,875,000	3,878,332	3,888,861
CIFC Funding 2017-I, Ltd.	Secured Note - Class E-RR, 10.61% (3M SOFR + 6.74%, due 04/21/2037)	8/5/2024	5,000,000	4,935,559	5,014,018
CIFC Funding 2017-III Ltd.	Secured Note - Class E-R, 10.58% (3M SOFR + 6.70%, due 04/20/2037)	4/16/2024	3,000,000	3,004,322	2,997,747
CIFC Funding 2018-II, Ltd.	Secured Note - Class E-R, 9.63% (3M SOFR + 5.75%, due 10/20/2037)	9/27/2024	800,000	800,000	809,255
CIFC Funding 2022-II, Ltd.	Secured Note - Class E-R, 8.63% (3M SOFR + 4.75%, due 04/19/2035)	1/29/2025	3,340,000	3,340,000	3,315,073
Dryden 123 CLO, Ltd.	Secured Note - Class E, 8.75% (3M SOFR + 4.85%, due 04/15/2038)	2/19/2025	5,000,000	5,000,000	5,008,532
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R, 9.32% (3M SOFR + 5.41%, due 01/15/2031)	10/4/2018	500,000	488,724	461,780
Dryden 43 Senior Loan Fund, Ltd.	Secured Note - Class E-R3, 10.55% (3M SOFR + 6.66%, due 04/20/2034)	12/3/2024	5,010,000	4,893,163	4,808,647
Dryden 68 CLO, Ltd.	Secured Note - Class E-R, 10.92% (3M SOFR + 7.01%, due 07/15/2035)	4/10/2024	5,300,000	5,115,347	5,077,652
Dryden 98 CLO, Ltd.	Secured Note - Class E, 10.28% (3M SOFR + 6.40%, due 04/20/2035)	2/3/2022	4,850,000	4,702,568	4,740,364
Elmwood CLO 16 Ltd.	Secured Note - Class E-R, 10.63% (3M SOFR + 6.75%, due 04/20/2037)	8/5/2024	5,000,000	5,000,885	4,970,128
Elmwood CLO 20 Ltd.	Secured Note - Class E-R, 9.88% (3M SOFR + 6.00%, due 01/17/2037)	8/8/2024	1,875,000	1,871,585	1,881,744
Elmwood CLO 22 Ltd.	Secured Note - Class E-R, 8.68% (3M SOFR + 4.80%, due 04/17/2038)	3/12/2025	2,000,000	2,000,000	1,993,319
Elmwood CLO 34 Ltd.	Secured Note - Class E, 9.23% (3M SOFR + 5.35%, due 10/17/2037)	10/11/2024	5,000,000	5,000,000	5,049,274
Elmwood CLO VI Ltd.	Secured Note - Class E-R-R, 9.78% (3M SOFR + 5.90%, due 07/18/2037)	7/16/2025	5,000,000	4,939,876	4,861,762
Elmwood CLO VIII Ltd.	Secured Note - Class E-R, 10.13% (3M SOFR + 6.25%, due 04/20/2037)	7/29/2025	1,750,000	1,737,039	1,736,463
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D, 11.85% (3M SOFR + 7.96%, due 01/20/2033)	12/17/2019	5,000,000	4,851,299	5,007,146
Generate CLO 2 Ltd.	Secured Note - Class E-R2, 11.21% (3M SOFR + 7.35%, due 10/22/2037)	8/6/2024	3,625,000	3,610,759	3,497,556
Green Lakes Park CLO, LLC	Secured Note - Class E-RR, 8.61% (3M SOFR + 4.75%, due 01/25/2038)	1/17/2025	5,000,000	4,943,569	4,914,315
Harbor Park CLO, Ltd.	Secured Note - Class E-R2, 9.13% (3M SOFR + 5.25%, due 01/20/2031)	10/6/2025	2,250,000	2,250,000	2,252,928
Invesco CLO 2022-1, Ltd.	Secured Note - Class E, 10.18% (3M SOFR + 6.30%, due 04/20/2035)	3/19/2024	5,004,000	4,879,757	4,615,345
KKR CLO 14 Ltd.	Secured Note - Class E-R, 10.32% (3M SOFR + 6.41%, due 07/15/2031)	3/19/2020	2,700,000	2,605,840	2,658,276
KKR CLO 17 Ltd.	Secured Note - Class E-R, 11.56% (3M SOFR + 7.65%, due 04/15/2034)	1/12/2022	2,760,000	2,751,961	2,641,096
KKR CLO 22 Ltd.	Secured Note - Class E, 10.15% (3M SOFR + 6.26%, due 07/20/2031)	10/27/2021	5,075,000	4,934,322	4,936,086
KKR CLO 26 Ltd.	Secured Note - Class E-R, 11.32% (3M SOFR + 7.41%, due 10/15/2034)	7/21/2021	5,000,000	4,906,361	4,864,397
KKR CLO 27 Ltd.	Secured Note - Class E-R2, 10.15% (3M SOFR + 6.25%, due 01/15/2035)	12/10/2024	3,000,000	3,000,000	2,891,173
KKR CLO 29 Ltd.	Secured Note - Class E-R, 10.98% (3M SOFR + 7.08%, due 07/15/2037)	4/29/2025	2,000,000	1,963,976	1,957,029
KKR CLO 32 Ltd.	Secured Note - Class E-R, 11.00% (3M SOFR + 7.10%, due 04/15/2037)	8/8/2024	5,500,000	5,481,144	5,456,322
KKR CLO 49 Ltd.	Secured Note - Class E-R, 10.70% (3M SOFR + 6.82%, due 10/20/2037)	10/8/2024	1,925,000	1,888,830	1,858,710
Lakeside Park CLO, Ltd.	Secured Note - Class E, 8.50% (3M SOFR + 4.60%, due 04/15/2038)	3/7/2025	5,000,000	5,000,000	5,012,447
Madison Park Funding XXIX, Ltd.	Secured Note - Class E-R, 9.73% (3M SOFR + 5.85%, due 03/25/2038)	3/7/2025	2,375,000	2,375,000	2,258,028
Magnetite XLV, Limited	Secured Note - Class E, 8.40% (3M SOFR + 4.50%, due 04/15/2038)	3/12/2025	1,125,000	1,125,000	1,125,110
Morgan Stanley Eaton Vance CLO 2022-18, Ltd.	Secured Note - Class E-R, 10.03% (3M SOFR + 6.15%, due 10/20/2037)	11/1/2024	1,838,000	1,838,000	1,790,925
Neuberger Berman CLO XVII, Ltd.	Secured Note - Class E-R3, 10.61% (3M SOFR + 6.75%, due 07/22/2038)	8/5/2024	875,000	871,757	892,837
Neuberger Berman Loan Advisers CLO 24, Ltd.	Secured Note - Class E-R2, 10.88% (3M SOFR + 7.00%, due 10/19/2038)	8/8/2024	2,300,000	2,300,000	2,353,994
Neuberger Berman Loan Advisers CLO 31, Ltd.	Secured Note - Class E-R2, 8.88% (3M SOFR + 5.00%, due 01/20/2039)	4/7/2025	4,000,000	3,731,630	4,018,753
Neuberger Berman Loan Advisers CLO 33, Ltd.	Secured Note - Class E-R2, 9.39% (3M SOFR + 5.50%, due 04/16/2039)	3/14/2025	5,000,000	5,000,000	5,045,445
Neuberger Berman Loan Advisers CLO 38, Ltd.	Secured Note - Class E-R2, 8.48% (3M SOFR + 4.60%, due 10/20/2036)	2/14/2025	5,000,000	5,000,000	4,897,266
OCP CLO 2019-16, Ltd.	Secured Note - Class E-R, 10.54% (3M SOFR + 6.61%, due 04/10/2033)	3/8/2021	3,950,000	3,933,834	3,893,609
Octagon 51, Ltd.	Secured Note - Class E-R, 9.53% (3M SOFR + 5.65%, due 07/20/2034)	2/6/2025	2,200,000	2,200,000	2,094,534
Octagon 59, Ltd.	Secured Note - Class B Note, 5.80% (3M SOFR + 1.95%, due 05/15/2035)	9/25/2025	9,400,000	9,415,824	9,421,209
Octagon Investment Partners 38, Ltd.	Secured Note - Class D-R, 11.13% (3M SOFR + 7.25%, due 10/20/2037)	8/6/2024	4,725,000	4,659,071	4,773,400
Octagon Investment Partners 39, Ltd.	Secured Note - Class E, 9.90% (3M SOFR + 6.01%, due 10/20/2030)	10/24/2018	1,550,000	1,519,025	1,537,083
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R, 11.30% (3M SOFR + 7.39%, due 10/15/2033)	9/24/2021	5,000,000	4,840,089	4,823,924
OZLM XXI, Ltd.	Secured Note - Class D, 9.69% (3M SOFR + 5.80%, due 01/20/2031)	10/4/2018	4,150,000	4,100,924	3,832,172
Pikes Peak CLO 12, Ltd.	Secured Note - Class E-R, 8.88% (3M SOFR + 5.00%, due 04/20/2038)	1/30/2025	4,450,000	4,439,142	4,436,646
Pikes Peak CLO 3	Secured Note - Class E-RR, 10.73% (3M SOFR + 6.87%, due 10/25/2034)	8/11/2022	425,000	423,651	417,981
RAD CLO 21, Ltd.	Secured Note - Class E-1R, 8.76% (3M SOFR + 4.90%, due 01/25/2037)	1/27/2025	3,250,000	3,178,885	3,229,494
RAD CLO 26, Ltd.	Secured Note - Class E, 9.78% (3M SOFR + 5.90%, due 10/20/2037)	8/7/2024	5,000,000	5,000,000	5,001,498

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

See accompanying notes to the consolidated financial statements

Issuer[1]	Investment Description[2,3]	Acquisition Date[4]	Principal Amount/ Shares	Cost	Fair Value[5]
Collateralized Loan Obligation Debt - 92.13% of Net Assets[6,8] (continued)
Structured Finance
United States
RAD CLO 27, Ltd.	Secured Note - Class E, 9.20% (3M SOFR + 5.30%, due 01/20/2038)	12/11/2024	$5,000,000	$5,000,000	$4,971,125
Regatta 31 Funding, Ltd	Secured Note - Class D, 8.76% (3M SOFR + 4.90%, due 03/25/2038)	2/21/2025	5,000,000	5,000,000	5,012,634
Rockford Tower CLO 2017-3, Ltd.	Secured Note - Class E, 9.90% (3M SOFR + 6.01%, due 10/20/2030)	11/14/2017	1,030,000	1,030,151	998,789
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E, 10.00% (3M SOFR + 6.11%, due 05/20/2031)	10/4/2018	2,250,000	2,210,509	2,077,782
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E, 10.15% (3M SOFR + 6.26%, due 10/20/2031)	10/4/2018	5,000,000	4,890,485	4,619,947
RR 14 Ltd.	Secured Note - Class D, 10.32% (3M SOFR + 6.41%, due 04/15/2036)	4/23/2025	2,000,000	1,943,670	1,959,864
RR 16 Ltd.	Secured Note - Class D, 10.42% (3M SOFR + 6.51%, due 07/15/2036)	4/17/2024	5,000,000	5,000,384	4,925,461
RR 7 Ltd.	Secured Note - Class D-1B, 10.40% (3M SOFR + 6.50%, due 01/15/2037)	8/10/2023	3,000,000	2,926,112	2,990,729
Sixth Street CLO VIII Ltd.	Secured Note - Class D-R2, 10.63% (3M SOFR + 6.75%, due 10/20/2034)	11/21/2024	5,000,000	5,000,000	4,977,256
Tallman Park CLO Ltd.	Secured Note - Class E-R, 9.88% (3M SOFR + 6.00%, due 07/20/2038)	6/26/2025	2,000,000	2,000,000	2,000,167
TCI-Symphony CLO 2016-1 Ltd.	Secured Note - Class E-R2, 10.92% (3M SOFR + 7.01%, due 10/13/2032)	1/13/2022	5,000,000	4,981,150	4,592,159
Thayer Park CLO, Ltd.	Secured Note - Class D-R, 10.40% (3M SOFR + 6.51%, due 04/20/2034)	9/24/2024	3,625,000	3,620,202	3,486,948
Thompson Park CLO, Ltd.	Secured Note - Class E-R, 8.50% (3M SOFR + 4.60%, due 04/15/2034)	3/6/2025	5,000,000	5,000,000	4,890,926
Total Collateralized Loan Obligation Debt				289,532,193	287,388,378

Collateralized Loan Obligation Equity - 34.02% of Net Assets[7,8]
Structured Finance
United States
AMMC CLO 23, Limited	Subordinated Note (effective yield 16.92%, due 04/17/2035)	9/19/2025	5,000,000	3,123,635	2,864,342
AMMC CLO 30, Limited	Subordinated Note (effective yield 12.60%, due 01/15/2037)	11/1/2024	6,300,000	4,537,869	3,929,644
Ares Loan Funding V, Ltd.	Subordinated Note (effective yield 12.88%, due 07/27/2037)	2/4/2025	6,475,000	4,688,095	3,364,045
Ares Loan Funding VII, Ltd.	Subordinated Note (effective yield 14.06%, due 10/22/2037)	7/30/2025	7,500,000	5,288,955	4,036,793
Ares Loan Funding VIII, Ltd.	Subordinated Note (effective yield 13.97%, due 01/24/2038)	8/4/2025	7,018,000	5,193,501	4,663,004
Ares LXIII CLO Ltd.	Subordinated Note (effective yield 14.77%, due 10/15/2038)	7/30/2024	5,952,500	4,088,536	3,280,622
Ares LXV CLO Ltd.	Subordinated Note (effective yield 16.87%, due 07/25/2034)	4/16/2024	4,450,000	2,826,394	2,074,228
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 13.14%, due 04/15/2034)	6/8/2021	13,105,000	3,617,324	2,454,590
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 12.21%, due 10/25/2034)[9]	9/24/2021	5,000,000	3,072,282	2,244,192
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 4.93%, due 04/25/2034)	11/3/2021	4,000,000	2,388,070	1,430,395
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 3.70%, due 01/18/2035)	11/17/2021	5,000,000	2,846,970	1,382,657
Boyce Park CLO, Ltd.	Subordinated Note (effective yield 13.41%, due 04/21/2035)	9/27/2023	3,000,000	1,792,085	1,177,617
Boyce Park CLO, Ltd.	Class M-2 Note (effective yield 13.41%, due 04/21/2035)	9/27/2023	17,678,572	157,896	159,416
Carlyle US CLO 2021-10, Ltd.	Subordinated Note (effective yield 15.66%, due 10/20/2034)	9/4/2025	6,492,815	2,883,588	2,513,300
Carlyle US CLO 2021-2, Ltd.	Subordinated Note (effective yield 13.59%, due 04/20/2034)	10/28/2021	8,205,000	5,309,567	4,739,554
Carlyle US CLO 2021-5, Ltd.	Subordinated Note (effective yield 9.09%, due 07/20/2034)	11/2/2021	5,000,000	3,354,946	2,301,608
Carlyle US CLO 2021-6, Ltd.	Subordinated Note (effective yield 17.02%, due 07/15/2034)	8/14/2024	5,000,000	2,255,410	2,002,772
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 10.50%, due 04/20/2035)	8/15/2023	6,279,700	4,000,589	2,919,091
Carlyle US CLO 2022-4 Ltd.	Subordinated Note (effective yield 12.19%, due 07/25/2036)	10/29/2024	4,575,000	4,219,358	3,615,944
Carlyle US CLO 2022-5, Ltd.	Subordinated Note (effective yield 13.76%, due 10/15/2037)	11/19/2024	5,000,000	3,280,538	2,922,079
CBAM 2018-8 Ltd.	Subordinated Note (effective yield 11.49%, due 07/15/2037)	2/5/2025	5,000,000	1,483,750	1,557,052
CBAM 2019-9, Ltd.	Subordinated Note (effective yield 11.99%, due 07/15/2037)	11/1/2024	6,175,000	2,156,220	2,278,091
CIFC Funding 2019-VI, Ltd.	Subordinated Note (effective yield 12.25%, due 01/16/2033)	12/2/2019	7,000,000	4,547,942	3,642,093
CIFC Funding 2022-IV, Ltd.	Subordinated Note (effective yield 14.90%, due 07/16/2035)	10/23/2023	1,100,000	807,632	706,989
Clover CLO 2020-1, LLC	Subordinated Note (effective yield 11.07%, due 07/15/2037)	1/16/2025	5,000,000	3,396,866	2,557,642
Clover CLO 2021-2, LLC	Subordinated Note (effective yield 16.13%, due 07/20/2034)	8/9/2023	2,350,000	1,458,070	1,262,583
Dryden 113 CLO, Ltd.	Income Note (effective yield 16.50%, due 10/20/2035)	7/30/2024	2,500,000	1,928,383	1,606,362
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 11.84%, due 10/20/2036)	10/26/2023	6,878,000	3,680,374	3,090,245
Kings Park CLO, Ltd.	Subordinated Note (effective yield 29.45%, due 01/21/2035)	4/27/2023	1,327,000	875,359	622,408
Lodi Park CLO, Ltd.	Income Note (effective yield 10.41%, due 07/21/2037)	11/13/2024	1,575,000	1,278,808	982,997
Lodi Park CLO, Ltd.	Subordinated Note (effective yield 10.41%, due 07/21/2037)	11/13/2024	925,000	746,176	577,156
Madison Park Funding XXVIII Ltd.	Subordinated Note (effective yield 17.86%, due 07/15/2030)	5/13/2025	6,400,000	2,608,580	1,918,019
Madison Park Funding XXXVII, Ltd.	Subordinated Note (effective yield 18.48%, due 07/15/2049)	3/11/2020	11,777,574	5,804,879	4,379,964
Marathon CLO XIII, Ltd.	Subordinated Note (effective yield 0.00%, due 04/15/2032)[13]	6/4/2019	5,300,000	1,759,727	132,500
Meacham Park CLO, Ltd.	Subordinated Note (effective yield 10.01%, due 10/20/2037)	1/10/2025	6,900,000	5,029,408	3,846,046
Morgan Stanley Eaton Vance CLO 2025-21, Ltd.	Income Note (effective yield 19.13%, due 04/15/2038)[9]	3/7/2025	5,414,000	4,156,062	4,354,856
Octagon 74, Ltd.	Subordinated Note (effective yield 14.39%, due 04/22/2038)	8/4/2025	3,000,000	2,130,611	1,778,263
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 0.00%, due 07/25/2030)[13,14]	1/31/2020	6,000,000	1,551,349	57,600
Octagon Investment Partners 43, Ltd.	Income Note (effective yield 29.72%, due 10/25/2032)	8/2/2019	7,023,500	4,354,049	2,963,023
Octagon Investment Partners 49, Ltd.	Subordinated Note (effective yield 8.15%, due 04/15/2037)	3/25/2024	8,250,000	4,125,990	2,171,121
Point Au Roche Park CLO, Ltd.	Subordinated Note (effective yield 4.39%, due 07/20/2034)	2/2/2022	5,945,000	3,831,861	2,404,760
RAD CLO 3, Ltd.	Subordinated Note (effective yield 18.08%, due 04/15/2032)[9]	7/22/2025	3,000,000	1,434,470	980,983
Reese Park CLO, Ltd.	Subordinated Note (effective yield 14.27%, due 01/15/2038)	5/8/2025	2,836,250	1,537,713	1,229,188
Reese Park CLO, Ltd.	Class M-2 Note (effective yield 14.27%, due 01/15/2038)	5/8/2025	3,687,125	4	99,211
Regatta XVIII Funding, Ltd	Subordinated Note (effective yield 19.94%, due 01/15/2034)	9/5/2024	3,175,322	1,674,506	1,596,241
Regatta XXVIII Funding Ltd.	Subordinated Note (effective yield 8.23%, due 04/25/2037)	11/13/2024	3,466,000	2,457,922	1,802,318
RR 28 Ltd.	Subordinated Note (effective yield 9.17%, due 04/15/2120)	10/31/2024	4,825,000	2,104,898	2,114,569
Venture 37 CLO, Limited	Subordinated Note (effective yield 0.00%, due 07/15/2032)[13]	5/21/2019	5,200,000	1,708,068	131,080
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 4.95%, due 07/20/2035)	8/15/2023	5,490,000	2,931,040	1,240,173
Total Collateralized Loan Obligation Equity				140,486,325	106,159,426

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2025
(expressed in US dollars)

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

See accompanying notes to the consolidated financial statements

Issuer[1]	Investment Description[2,3]	Acquisition Date[4]	Principal Amount/ Shares	Cost	Fair Value[5]
Loans and Notes - 6.17% of Net Assets
Entertainment
United States
SI Tickets, Inc.	Senior Secured Loan, 10.00% (due 08/30/2026)[11,12]	11/12/2025	$419,500	$419,500	$426,632
Financial Services
United States
B. Riley Financial, Inc.	Senior Unsecured Note, 5.50% (due 03/31/2026)[12]	3/25/2021	1,075	25,809	26,563
Pasadena Private Lending, Inc.	Senior Secured Loan, 13.44% (3M SOFR + 9.75%, due 01/31/2031)6,[11]	12/18/2025	1,632,500	1,551,265	1,566,510
Infrastructure
United States
Heritage Energy Holdings, LLC	Senior Secured Loan, 15.00% (due 06/30/2027)[12]	12/31/2025	2,042,000	2,001,160	2,001,160
Nexus Apex Holdings, LLC	Senior Secured Loan, 14.67% (3M SOFR + 11.00%, due 12/04/2027)6,[11]	12/1/2025	7,515,227	7,369,201	7,627,955
Structured Finance
United States
ALP CFO 2024, L.P.	Senior Secured Collateralized Fund Obligation Debt, Class C Note, 12.88% (due 10/15/2036)[12]	10/21/2024	4,167,000	4,167,000	4,312,845
Glendower Capital Secondaries CFO, LLC	Senior Secured Collateralized Fund Obligation Debt, Class B Loan, 11.50% (due 07/13/2038)[12]	7/13/2023	488,565	483,678	502,009
Glendower Capital Secondaries CFO, LLC	Senior Secured Collateralized Fund Obligation Debt, Class C Loan, 14.50% (due 07/13/2038)[12]	7/13/2023	223,713	221,476	231,656
StepStone Private Equity LP Secondary Opportunities Ltd.	Senior Secured Collateralized Fund Obligation Debt, Class C Note, 13.07% (due 12/28/2035)[11,12]	7/3/2024	2,435,610	2,435,610	2,520,765
Total Loans and Notes				18,674,699	19,216,095

Collateralized Fund Obligation Equity - 4.55% of Net Assets[7,8]
Structured Finance
United States
ALP CFO 2024, L.P.	Subordinated Note (effective yield 38.50%, due 10/15/2036)	10/21/2024	4,072,000	4,072,000	3,845,905
ALP CFO 2025, L.P.	Subordinated Note (effective yield 39.04%, due 07/15/2037)	7/30/2025	3,612,000	3,612,000	3,617,388
Coller Private Equity Backed Notes & Loans II-A L.P.	Preferred Equity (effective yield 21.86%, due 04/30/2037)[11]	7/21/2025	2,290,162	2,290,163	2,145,947
Glendower Capital Secondaries CFO, LLC	Subordinated Loan (effective yield 44.85%, due 07/13/2038)	7/13/2023	509,984	509,985	454,655
StepStone Private Equity LP Secondary Opportunities Ltd.	Subordinated Note (effective yield 28.90%, due 12/28/2035)[11]	7/3/2024	4,750,268	4,750,269	4,110,476
Total Collateralized Fund Obligation Equity				15,234,417	14,174,371

Asset Backed Securities - 2.50% of Net Assets[8]
Structured Finance
United States
Carvana Auto Receivables Trust 2025-P4	Class R Note (effective yield 15.33%, due 11/10/2033)[8]	11/18/2025	3,301	1,761,348	1,785,543
Continental Finance Credit Card ABS Master Trust	Class E Note, 11.44% (due 12/17/2035)[12]	12/8/2025	6,000,000	5,999,839	6,014,460
Total Asset Backed Securities				7,761,187	7,800,003

Regulatory Capital Relief Securities - 0.93% of Net Assets[7]
Banking
United States
Ally Bank Auto Credit-Linked Notes Series 2025-B	Credit Linked Note - Class G, 9.94% (due 09/15/2033)[12]	10/30/2025	2,905,954	2,905,954	2,911,185

Preferred Stock - 0.30% of Net Assets[7]
Financial Services
United States
Pasadena Private Lending, Inc.	Preferred Stock, 15.00% (due 04/20/2031)[12]	10/17/2025	824	823,657	773,317
Pasadena Private Lending, Inc.	Preferred Stock, 10.00% (due 12/22/2031)[12]	12/18/2025	4,636	203,984	160,672
Total Preferred Stock				1,027,641	933,989

Rated Feeder Fund Equity - 0.12% of Net Assets[7,8]
Structured Finance
United States
CVC Structured Solutions 2, LLC	Subordinated Loan (effective yield 28.30%, due 09/03/2040)[11]	9/2/2025	403,248	403,248	374,758

Warrants - 0.03% of Net Assets[7]
Financial Services
United States
Pasadena Private Lending, Inc.	Warrants	12/19/2025	10,776	—	100,675

Total investments, at fair value December 31, 2025				$476,025,664	$439,058,880

Liabilities, at Fair Value - (45.70)% of Net Assets
Preferred Stock - (45.7%) of Net Assets[10]
5.00% Series A Term Preferred Stock due 2026	Preferred Stock		(38,041,225)	(38,041,225)	(37,447,782)
8.00% Series C Term Preferred Stock due 2029	Preferred Stock		(104,326,900)	(104,348,189)	(105,141,073)
Total Preferred Stock				(142,389,414)	(142,588,855)

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2025
(expressed in US dollars)

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

See accompanying notes to the consolidated financial statements

Issuer[1]	Investment Description[2,3]	Acquisition Date[4]	Principal Amount/ Shares	Cost	Fair Value[5]
Unfunded Investment Commitments - (0.02)% of Net Assets
Financial Services
United States
Pasadena Private Lending, Inc.	Senior Secured Loan, 13.44% (3M SOFR + 9.75%, due 01/31/2031)	12/18/2025	1,632,500	$—	$(65,990)

Total liabilities, at fair value December 31, 2025				(142,389,414)	(142,654,845)

Net assets above (below) fair value of investments and liabilities at fair value					15,549,350

Net Assets as of December 31, 2025					$311,953,385

1The Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if we owned 25% or more of its voting securities.

2Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of December 31, 2025, the aggregate fair value of these securities is $493.0 million, or 140.75% of the Company’s net assets.

3Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 9 “Revolving Credit Facility” for further discussion.

4Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 “Organization” for further discussion.

5Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.

6Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.

7Classified as Level III investment. See Note 3 “Investments” for further discussion.

8CLO equity, CFO equity, Rated Feeder Fund Equity and certain Asset Backed Security are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of December 31, 2025, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 12.87%. When excluding called CLOs, the Company’s weighted average effective yield on its CLO equity positions was 13.01%.

9Fair value includes the Company’s interest in fee rebates on CLO equity.

10The Company has accounted for its 5.00% Series A Term Preferred Stock due 2026 and 8.00% Series C Term Preferred Stock due 2029 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned preferred stock is carried at fair value. See Note 2 “Summary of Significant Accounting Policies” for further discussion.

11This investment has an unfunded commitment as of December 31, 2025. See Note 7 “Commitments and Contingencies” for further discussion.

12Fixed rate investment.

13As of December 31, 2025, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.

14As of December 31, 2025, the Investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.

Reference Key:

SOFR - Secured Overnight Financing Rate

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2025
(expressed in US dollars)

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Operations
For the year ended December 31, 2025
(expressed in US dollars)

INVESTMENT INCOME
Interest income	$59,869,320
Dividend income	127,061
Other income	92,245
Total Investment Income	60,088,626

EXPENSES
Interest expense	12,035,806
Management fees	6,482,527
Commission expense	1,064,086
Professional fees	962,902
Administration fees	821,532
Directors’ fees	255,000
Tax expense	100,000
Other expenses	779,093
Total Expenses	22,500,946

NET INVESTMENT INCOME	37,587,680

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(9,548,811)
Net change in unrealized appreciation (depreciation) on investments	(25,378,396)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(3,818,118)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(38,745,325)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,157,645)

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Comprehensive Income
For the year ended December 31, 2025
(expressed in US dollars)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,157,645)

OTHER COMPREHENSIVE INCOME (LOSS)[1]
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,689,785

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$532,140

1See Note 2 “Summary of Significant Accounting Policies - Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Changes in Net Assets
(expressed in US dollars, except share amounts)

	For the year ended December 31, 2025	For the year ended December 31, 2024
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$37,587,680	$30,054,235
Net realized gain (loss) on investments	(9,548,811)	3,449,886
Net change in unrealized appreciation (depreciation) on investments	(25,378,396)	8,238,990
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(3,818,118)	(189,582)
Total net increase (decrease) in net assets resulting from operations	(1,157,645)	41,553,529

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OTHER COMPREHENSIVE INCOME (LOSS):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	1,689,785	(750,426)
Total net increase (decrease) in net assets resulting from other comprehensive income (loss)	1,689,785	(750,426)

COMMON STOCK DISTRIBUTIONS:
Total earnings distributed	(44,893,865)	(37,818,353)
Common stock distributions from tax return of capital	(4,403,521)	—
Total common stock distribution	(49,297,386)	(37,818,353)

CAPITAL SHARE TRANSACTIONS:
Issuance of shares of common stocks pursuant to the Company’s “at the market” program and the Committed Equity Financing (Note 5), net of commissions and offering expenses	84,016,148	151,988,467
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	5,799,949	3,810,221
Repurchase of shares of common stock under the share repurchase program	(46,088,324)	—
Total increase (decrease) in net assets from capital share transactions	43,727,773	155,798,688

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,037,473)	158,783,438
NET ASSETS AT BEGINNING OF PERIOD	316,990,858	158,207,420
NET ASSETS AT END OF PERIOD	$311,953,385	$316,990,858

CAPITAL SHARE ACTIVITY:
Shares of common stock issued pursuant to the Company’s “at the market” program and the Committed Equity Financing	5,553,972	9,894,829
Shares of common stock issued pursuant to the Company’s dividend reinvestment plan	416,365	251,254
Shares of common stock retired under the share repurchase program	(3,680,262)	—
Total increase (decrease) in capital share activity	2,290,075	10,146,083

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Cash Flows
For the year ended December 31, 2025
(expressed in US dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(1,157,645)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(271,718,598)
Proceeds from sales of investments and repayment of principal[1]	230,921,349
Net realized (gain) loss on investments	9,548,811
Net change in unrealized appreciation (depreciation) on investments	25,378,396
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	3,818,118
Amortization (accretion) included in interest expense	(85,239)
Amortization (accretion) of premium or discounts on debt securities	(508,564)
Amortization of deferred financing costs	124,918
Change in assets and liabilities:
Interest receivable	(2,001,023)
Excise tax refund receivable	103,945
Prepaid expenses	(38,966)
Management fees payable	222,299
Professional fees payable	35,534
Directors’ fees payable	(127,500)
Administration fees payable	(95,500)
Interest expense payable	(88,221)
Tax expense payable	(17,250)
Due to affiliates	10,103
Other expenses payable	(29,252)
Net Cash Provided By (Used In) Operating Activities	(5,704,285)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under Revolving Credit Facility	15,000,000
Repayments under Revolving Credit Facility	(17,000,000)
Payment for deferred financing costs	(738,988)
Common stock distributions paid to stockholders, net of dividends reinvestment plan	(43,036,339)
Issuance of shares of common stocks pursuant to the Company’s “at the market” program, net of commissions and offering expenses (Note 5)	84,016,148
Repurchase of shares of common stock under the share repurchase program	(46,088,324)
Issuance of shares of 7.75% Series B Term Preferred Stock due 2028 pursuant to the Company’s “at the market” program	10,327,081
Redemption of shares of 7.75% Series B Term Preferred Stock due 2028	(53,526,525)
Issuance of shares of 8.00% Series C Term Preferred Stock due 2029 pursuant to the Company’s “at the market” program	54,153,071
Net Cash Provided By (Used In) Financing Activities	3,106,124

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,598,161)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	8,101,773
CASH AND CASH EQUIVALENTS, END OF YEAR	$5,503,612

Supplemental disclosure of cash flow from operating activities:
Cash paid for interest expense	$12,209,265
Cash paid for franchise taxes	$117,250

1Proceeds from sales and repayments of principal includes $13,868,962 of recurring cash flows which are considered return of capital on portfolio investments.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

1. ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has elected to be treated, and to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve these objectives by investing primarily in junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade US senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may invest up to 35% of its total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Income Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including junior debt tranches of CLOs, senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and other related securities and instruments.

The Company was initially formed on September 28, 2018 and commenced operations on October 4, 2018. On July 23, 2019, the Company priced its initial public offering (the “IPO”) and on July 24, 2019, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Adviser serves as the investment adviser of the Company and manages the Company’s investments subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the US Securities and Exchange Commission (the “SEC”). Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The Company has three wholly-owned subsidiaries: Eagle Point Income Company Sub II (Cayman) Ltd. (the “Cayman Subsidiary”), a Cayman Islands exempted company, Eagle Point Income Company Sub (US) LLC (the “US Subsidiary I”), a Delaware limited liability company and Eagle Point Income Company Sub II (US) LLC (the “US Subsidiary II”), a Delaware limited liability company (together, the “Subsidiaries”). These subsidiaries have been organized to hold certain of the Company’s investments for legal, regulatory and tax purposes. All intercompany accounts have been eliminated upon consolidation. As of December 31, 2025, the US Subsidiary I, the US Subsidiary II and the Cayman Subsidiary, each represented 0.0% of the Company’s total assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in US dollars.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of the Company’s investments. Actual results may differ from those estimates.

Operating Segments

The Company has a single reportable segment with investment objectives described in Note 1 “Organization.” The chief operating decision maker (“CODM”) of the Company is comprised of the Company’s Chief Executive Officer and Chief Financial Officer.

Key financial information used by the CODM to assess the Company’s performance and make operation decisions, including the Company’s portfolio composition, total return, changes in net assets and expense ratios, is consistent with the presentation within the Company’s consolidated financial statements. Segment assets are reflected as “Total Assets” on the accompanying Consolidated Statement of Assets and Liabilities and significant segment expenses are listed on the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded based on the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held to manage associated risk.

Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of December 31, 2025, the Company held no cash equivalents.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to measure certain financial assets and liabilities at fair value on the initial and subsequent accounting reporting dates. This election is made on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are reported separately from those instruments measured using another accounting method. Additionally, changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are presented separately in other comprehensive income.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Upfront offering costs related to instruments for which the FVO is elected, including costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company has elected to apply the FVO under ASC 825 to the following instruments:

•5.00% Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”)

•7.75% Series B Term Preferred Stock due 2028 (the “Series B Term Preferred Stock”)

•8.00% Series C Term Preferred Stock due 2029 (“Series C Term Preferred Stock”, and collectively the “Preferred Stock”)

The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest Income from Investments

Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.

Premiums and discounts on debt securities are amortized or accreted, respectively, using the effective interest method and are included in interest income. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Company does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed.

Investment income from investments in the equity tranche securities of CLO, Collateralized Fund Obligations (“CFO”), rated feeder funds, Asset Backed Securities and certain other investments (such as fee rebates) is recognized using the effective interest method, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield derived from cash flows projected to the expected call date, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. For investments other than CLO equity and fee rebate positions, the effective yield is reviewed at each measurement date and updated periodically based on the facts and circumstances known to the Adviser.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income relating to securities paying a commitment fee on unfunded commitments.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Dividend Income

Dividend income represents dividend income from the Company’s investments in common stock and is recorded on the ex-dividend date.

Expenses, Offering Cost and Deferred Financing and Issuance Costs

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Offering Expenses

Offering expenses associated with the issuance of shares of the Company’s common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in-capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition.

Interest Expense

Interest expense includes the distributions paid on the Company’s Preferred Stock, amounts due under the Revolving Credit Facilities (refer to Note 9 “Revolving Credit Facilities”) and deferred financing costs. Interest expense also includes the amortization of issuance premiums and discounts associated with its Preferred Stock.

Deferred financing costs consist of fees and expenses incurred in connection with the Revolving Credit Facilities. Deferred financing costs are capitalized and amortized over the term of the Revolving Credit Facilities and are reflected in borrowings under the credit facility on the Consolidated Statement of Asset and Liabilities (if any). Amortization of deferred financing costs is recorded as an interest expense on a straight-line basis, which approximates the effective interest method.

The following table summarizes the components of interest expense for the year ended December 31, 2025:

Amounts in millions
	Series A Term Preferred Stock	Series B Term Preferred Stock	Series C Term Preferred Stock	Revolving Credit Facility	Total
Distributions declared and paid	$1.90	$3.77	$6.17	$—	$11.84
Interest expense on revolving credit facility	—	—	—	0.28	0.28
Amortization of issuance (premium) discount	—	0.00	(0.09)	—	(0.09)
Total Interest Expense	$1.90	$3.78	$6.08	$0.28	$12.04

See Note 6 “Mandatory Redeemable Preferred Stock” and Note 9 “Revolving Credit Facilities” for further discussion relating to the Preferred Stock and Revolving Credit Facilities, respectively.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Issuance Premiums and Discounts

Issuance premiums and discounts on liabilities consist of premiums received or discounts provided in connection with the issuance of the Preferred Stock as part of the Company’s ATM program. In accordance with FASB ASC Topic 835-30-35-2, the issuance premiums and discounts are capitalized at the time of issuance and amortized using the effective interest method over the term of the Preferred Stock. Amortization of issuance premiums or discounts are reflected in interest expense in the Consolidated Statement of Operations.

Prepaid Expenses

Prepaid expenses generally consist of insurance premiums, filing fees, shelf registration expenses, and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program is accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Common Share Repurchase Program

The Company accounts for repurchases of its common stock based on settlement date. As of December 31, 2025, all repurchased shares were retired and are recorded as an offset to ‘Paid-in Capital” on the Consolidated Statement of Assets and Liabilities. Refer to Note 5 “Common Stock” for further discussion on the repurchase of common stock.

US Federal and Other Taxes

The Company intends to operate so as to continue to qualify to be taxed as a RIC under the Code and, as such, to not be subject to US federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to stockholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required. The Company’s tax year end is December 31. The Company intends to file US federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remains open for three years. The Company has analyzed its tax positions for its tax year ended December 31, 2025, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Company’s consolidated financial statements.

Because US federal income tax regulations differ from US GAAP, characteristics of distributions may differ for financial reporting and tax purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected under “aggregate distributable earnings (loss)” in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from Company’s investments that are classified for tax purposes as partnerships and passive foreign investment companies.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

For the year ended December 31, 2025, $7.47 million was reclassified from aggregate distributable earnings(losses) to paid-in capital reported on the Consolidated Statement of Assets and Liabilities. This amount represents $1.10 million of nondeductible offering expenses related to the Series C Term Preferred Stock and $6.37 million of adjustments related to prior and current year return of capital. The reclassification of distribution characteristics has no effect on the Company’s total net assets or net asset value per share of the Company’s common stock.

For the tax year ended December 31, 2025, the estimated components of distributable earnings (accumulated loss), reported on the Consolidated Statement of Assets and Liabilities on a tax basis were as follows:

Amounts in Millions
Undistributed ordinary income	—
Distributable accumulated capital losses (carry forward)	($18.55)
Net unrealized (depreciation) on investments	(32.28)
Other Timing Differences*	(13.65)
Total	(64.49)

Amounts may not foot due to rounding.

*Other timing differences include book/tax differences in the Company’s CLO equity and partnership investments as well as timing differences caused by the difference between book and tax year end.

As of the tax period ended December 31, 2025, the Company has $3.90 million of short-term capital losses and $14.65 million of long-term capital losses which are available to carry forward to the next year without expiration.

The following table summarizes the tax character of distributions to common and preferred shareholders for the respective tax years. Tax information for the tax year ended December 31, 2025 is estimated and is not considered final until the Company files its tax return, amounts in millions.

Tax Year	Ordinary Dividend	Return of Capital
2025	$56.74	$4.40
2024	$43.11	$1.96
2023	$21.07	—

As of December 31, net unrealized appreciation (depreciation) of the Company’s investments on a tax basis was as follows:

Cost for federal income tax purposes	$471.33
Gross unrealized appreciation	$3.61
Gross unrealized depreciation	$(35.89)
Net unrealized depreciation	$ (32.28)

Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year taxable income into the next tax year and pay a nondeductible 4% US federal excise tax on such taxable income, as required. The Company has not accrued US federal excise tax for the year ended December 31, 2025. The Company may record an excise tax on undistributable taxable income when the Company determines its final taxable income and files its final tax return.

For the year ended December 31, 2025, the Company incurred $0.10 million of Delaware franchise tax expense, which is reported on the Consolidated Statement of Operations.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

The Company’s subsidiaries, Eagle Point Income Company Sub (US) LLC and Eagle Point Income Company Sub II (US) LLC have elected to be treated as corporations for U.S. tax purposes and are subject to federal, state and local tax where it operates or is deemed to operate. As of December 31, 2024 and December 31, 2025, the deferred tax liability for Eagle Point Income Company Sub (US) LLC is $0.06 million, which is significantly related to US GAAP to tax outside basis difference in the taxable subsidiaries’ investment in certain partnership interests. Eagle Point Income Company Sub II (US) LLC was inactive for tax year 2025.

Distributions to Shareholders

The composition of distributions paid to common stockholders from net investment income and capital gains is determined in accordance with US federal income tax regulations, which differ from US GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for US federal income tax purposes and are intended to be paid monthly.

Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Shareholders who participate in the Company’s distribution reinvestment plan (the “DRIP”) will have their distributions automatically reinvested in shares of the Company as of the payment date pursuant to the DRIP. Shareholders who do not participate in the DRIP generally will receive distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. These estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

The following table summarizes the distributions declared and paid by the Company for the year ended December 31, 2025 on common stock and preferred stock with record dates during 2025:

	Distributions per Share	Distribution Amount (in millions)
Common Stock	$1.98	$49.30
Series A Term Preferred Stock	1.25	1.90
Series B Term Preferred Stock	1.94	3.77
Series C Term Preferred Stock	2.00	6.17

3. VALUATION OF INVESTMENTS

The Company accounts for its investments in accordance with US GAAP and determines fair values in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy, which has been approved by the Board.

Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Company applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

•Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

•Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases where inputs used to measure fair value fall into multiple levels of the fair value hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active market generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels as of December 31, 2025:

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Total
Assets at Fair Value
Investments at Fair Value
CLO Debt	$—	$287.39	$—	$287.39
CLO Equity	—	—	106.16	106.16
Loans and Notes	0.03	—	19.19	19.22
CFO Equity	—	—	14.17	14.17
Asset Backed Securities	—	7.80	—	7.80
Regulatory Capital Relief Securities	—	—	2.91	2.91
Preferred Stock	—	—	0.93	0.93
Rated Feeder Fund Equity	—	—	0.37	0.37
Warrants	—	—	0.10	0.10
Total Investments at Fair Value[1]	$0.03	$295.19	$143.83	$439.05

Total Assets at Fair Value[1]	$0.03	$295.19	$143.83	$439.05

Liabilities at Fair Value
Term Preferred Stock at Fair Value
Series A Term Preferred Stock	37.45	—	—	37.45
Series C Term Preferred Stock	105.14	—	—	105.14
Total Term Preferred Stock[1]	$142.59	$—	$—	$142.59

Unfunded liabilities, at fair value	—	—	0.07	0.07
Total Unfunded Investment Commitments[1]	$—	$—	$0.07	$0.07

Total Liabilities at Fair Value[1]	$142.59	$—	$0.07	$142.66

1Amounts may not foot due to rounding.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Significant Unobservable Inputs

The following table summarizes the valuation techniques, quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of December 31, 2025:

	Quantitative Information about Level III Fair value Measurement
Assets	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average[1]

CLO Equity	$106.16	Independent Pricing Service[2]	Mid Price	0.96% - 82.32% / 51.65%
Loans and Notes	17.19	Discounted Cash Flows	Discount Rate	9.40% - 22.77% / 14.58%
Loans and Notes	2.00	Transaction Cost	N/A	N/A
CFO Equity	14.17	Discounted Cash Flows	Discount Rate	19.50% - 39.76% / 32.77%
Regulatory Capital Relief Securities	2.91	Discounted Cash Flows	Discount Rate[3]	8.40%
			Constant Prepayment Rate[3]	20.00%
			Constant Default Rate[3]	1.00%
			Loss Severity[3]	0.50%
Preferred Stock	0.77	Discounted Cash Flows	Discount Rate[3]	17.61%
Preferred Stock	0.16	Cash-Only Convertible Bond Model	Common Stock Value[3] Volatility[3] Risk Free Rate[3] Time to Liquidity (in years)[3] Discount Rate[3]	$9.33 50.00% 3.77% 5.98 18.02%
Rated Feeder Fund Equity	0.37	Discounted Cash Flows	Discount Rate[3]	28.58%
Warrants	0.10	Waterfall, Guideline Public Company Method	Next Fiscal Year Adjusted Revenue Multiple[3]	4.5x
Total Fair Value of Level III Investments[4]	$143.83

1Weighted average calculations are based on the fair value of investments.

2The Company uses an independent pricing service to value CLO Equity investments. The pricing service applies a methodology incorporating market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

3Range not shown as only one position is included in category.

4Amounts may not foot due to rounding.

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Company’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Company’s investments, as permitted under the Adviser’s valuation policy approved by the Board.

Changes in the unobservable inputs and assumptions can have an impact on the fair value measurement, specifically:

•Increases (decreases) in the discount rate, in isolation, would generally result in a lower (higher) fair value measurement.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Change in Investments Classified as Level III

The following table includes additional information pertaining to financial instruments classified within Level III for the year ended December 31, 2025:

Change in Investments Classified as Level III (in millions)
	CLO Equity	Loans and Notes	CFO Equity	Regulatory Capital Relief	Preferred Stock	Rated Feeder Fund Equity	Warrants	Total
Balance as of January 1, 2025	$104.93	$6.46	$5.36	—	$—	$—	$—	$116.75
Purchase of investments	63.08	12.28	9.74	3.13	1.02	0.40	—	89.65
Proceeds from sales or maturity of investments[1]	(33.94)	(0.06)	—	(0.22)	—	—	—	(34.22)
Net realized gain (losses) and net change in unrealized appreciation (depreciation)	(27.91)	0.51	(0.93)	—	(0.09)	(0.03)	0.10	(28.35)
Balance as of December 31, 2025[2,3]	$106.16	$19.19	$14.17	$2.91	$0.93	$0.37	$0.10	$143.83
Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2025	$(20.68)	$0.50	$(0.93)	$0.01	$(0.09)	$(0.03)	$0.10	$(21.12)

1Proceeds from sales or maturity of investments includes the return of capital on portfolio investments from recurring cash flows.

2There were no transfers in or out of Level III during the period.

3Amounts may not foot due to rounding.

Net realized gains or losses recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation or depreciation on investments balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, comprised of senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Company’s portfolio investments on a monthly basis.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Valuation of CLO Equity

The Company’s investments in CLO equity have been valued using an independent pricing service, in accordance with the Adviser’s valuation policy approved by the Board. The independent pricing service applies a methodology incorporating market data, including reporting from trustees, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

To monitor the accuracy of the marks provided by the pricing service, the Adviser utilizes a third-party financial tool that projects future cash flows of CLO equity tranches based on detailed CLO-specific data, such as asset and liability information sourced from trustee reports, and market assumptions. Key inputs include, but are not limited to, assumptions for loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These assumptions are determined by considering both observable and third-party market data, prevailing general market assumptions and conventions, and the Adviser’s own analysis.

Additionally, the Adviser considers a valuation range provided by a third-party independent valuation firm in determining the fair value of CLO equity investments. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in accordance with Rule 2a-5.

While an active market may exist for CLO equity securities, it may not be active or observable for the specific investments held by the Company as of the reporting date, as such the Adviser categorizes CLO equity as level III within the fair value hierarchy.

Valuation of Asset Backed Securities, CFO Equity, Loans and Notes, Preferred Stock and Rated Feeder Fund Equity

The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for the Company’s investments in CFO equity, loans and notes, preferred stock and rated feeder fund equity. The independent valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Company falls within this range.

Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.

Where available, the Adviser may also utilize the mid-point of an indicative broker quotation or independent pricing service quotation to value such investments as of the reporting date. Depending on the availability of an active market as of the reporting date, these investments may be classified as Level II or Level III within the fair value hierarchy.

Valuation of Exchange-Traded Investments

The Adviser values common stock investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I within the fair value hierarchy.

Valuation of the Preferred Stock

The Preferred Stock is considered a Level I security and is valued at the official closing price, taken from the NYSE.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Change in Valuation Techniques

During the year ended December 31, 2025, the Adviser changed the valuation technique used to value the Company’s investments in CLO equity. Historically, CLO equity investments were valued utilizing a third-party financial tool that projected future cash flows of CLO equity tranches, with the resulting valuations compared to ranges provided by an independent valuation agent. During the year ended December 31, 2025, the Company transitioned to using an independent pricing service as the primary source of valuation marks for CLO equity. The pricing service incorporates observable market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets and transaction activity in comparable securities. This change was made to enhance consistency with market-based inputs and improve the timeliness of valuations.

The Adviser continues to monitor the accuracy of pricing service marks through internal reviews and supplemental valuation tools, and retains responsibility for final fair value determinations in accordance with the Company’s valuation policy and Rule 2a-5 under the 1940 Act.

Investment Risk Factors

The following list is not intended to be a comprehensive list of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and similar structured finance securities in which the Company invests are backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Company as investor in the equity tranche. Compression of credit spreads on a CLO’s underlying senior secured loans, absent a commensurate (in timing or magnitude) refinancing or reset of the CLO’s liabilities, would generally reduce the residual cash flows available to the CLO equity. In addition, there is a risk that majority lenders to an underlying loan or other debt instrument held by a CLO or structured finance security could amend or otherwise modify the loan or debt instrument to the detriment of the CLO or structured finance security (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s or structured finance security’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s or structured finance security’s investment and, ultimately, the Company. In addition, CLOs and structured finance securities present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee or other servicer does not properly carry out its duties to the CLO or structured finance security, potentially resulting in loss. CLOs and certain structured finance securities are also inherently leveraged vehicles and therefore subject to leverage risk.

The Company may also invest in structured securities that are collateralized by other types of assets. For example, the Company may invest in collateralized fund obligations (“CFOs”) or rated feeders, which typically consist of tranches of notes and/or equity issued by a special purpose vehicle that holds limited partnership interests in one or more private funds. Investments in CFOs and rated feeders are generally subject to the risks applicable to the underlying fund collateral,

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

including uncertainty as to the amount and timing of underlying fund distributions, transfer restrictions and general illiquidity of underlying fund investments, dependence of the performance of the underlying funds’ general partner and key personnel, leverage risks and general market and economic factors.

Subordinated Securities Risk

CLO junior debt and equity securities that the Company may acquire are subordinate to more senior tranches of CLO debt. CLO junior debt and equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the debt and equity of a CLO at inception exceed the CLO’s total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO junior debt and equity securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO junior debt and equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a high degree of risk of loss.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted. Additionally, interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser (and Eagle Point Credit Management LLC, which provides the Adviser with investment professionals and other resources under a personnel and resources agreement) and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Company can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Senior Investment team are and may in the future become affiliated with entities engaged in business activities similar to ours and may have conflicts of interest in allocating their time. Moreover, each member of the Senior Investment Team is engaged in other business activities which divert their time and attention. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Management Fee Risk

The Company’s management fee structure may incentivize the Adviser to use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in loan accumulation facilities (“LAFs”), which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Company will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Company to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Currency Risk

Although the Company primarily makes investments denominated in US dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than US dollars will be subject to the risk that the value of such currency will decrease in relation to the US dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

Fluctuations in interest rates, whether driven by governmental policy, inflation expectations or other market factors, could adversely affect the Company’s results, including both the level of cash flows the Company generates and the market value of its portfolio investments.

Income from the Company’s investments in floating-rate instruments (including CLO debt securities) will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate.

In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Company’s cash flow, the fair value of its assets, and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.

An increase in interest rates may also negatively affect the value of the Company’s fixed-rate investments, such as high-yield bonds, and could increase the Company’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Non-US Investing Risk

Investing in foreign entities or issuers with underlying non-US assets may expose us to additional risks not typically associated with investing in US entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the US, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the issuers in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company’s underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

4. RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee for its services.

Management Fee

The management fee is calculated at an annual rate equal to 1.25% of the Company’s “Managed Assets” and payable quarterly in arrears. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the year ended December 31, 2025, the Company incurred a management fee of $6.48 million, with a payable balance of $1.59 million as of December 31, 2025.

Administration Agreement

On October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Company, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Company’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Company’s shareholders, maintaining the Company’s website, supporting investor relations, overseeing the payment of the Company’s expenses, coordinating the performance of administrative and professional services rendered to the Company by third parties, and providing other administrative services as the Company may designate from time to time.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead incurred in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company-related matters.

Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator.

The Administration Agreement may be terminated by the Company without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board on an annual basis.

For the year ended December 31, 2025, the Company was charged a total of $0.82 million in administration fees, consisting of approximately $0.46 million and $0.36 million relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations, and of which $0.07 million was payable as of December 31, 2025.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

Affiliated Ownership

As of December 31, 2025, the Adviser and senior investment team held an aggregate of 0.2% of the Company’s common stock and 0.1% of the Series A Term Preferred Stock as of December 31, 2025. An affiliate of Enstar Group Limited (“Enstar”) holds an indirect non-controlling ownership interest in the Adviser. As of December 31, 2025, subsidiaries of Enstar held an aggregate of 16.1% of the Company’s common stock.

Exemptive Relief

On July 18, 2025, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions. Prior to July 18, 2025, the Company received exemptive relief from a previous order issued on March 17, 2015.

Dealer Manager Agreement

On April 11, 2025, the Company entered into an At Market Issuance Dealer Manager Agreement, or the “ATM Dealer Manager Agreement,” with Eagle Point Securities LLC (the “Dealer Manager”). Pursuant to the ATM Dealer Manager Agreement, the Company may offer and sell shares of its common stock and Preferred Stock from time to time through the Dealer Manager (including through any sub-placement agent chosen by the Dealer Manager). For the period from April 11, 2025 to December 31, 2025, the Company paid $0.7 million in commission associated with sales under the ATM Dealer Manager Agreement, of which $0.1 million was paid to the Dealer Manager and $0.6 million was paid to sub-placement agents chosen by the Dealer Manager.

5. COMMON STOCK

As of December 31, 2025, there were 150 million shares of common stock authorized, of which 23,433,556 shares were issued and outstanding.

Pursuant to a prospectus supplement filed with the SEC on December 9, 2024, the Company launched a new ATM offering to sell up to $250 million aggregate amount of its common stock.

The following table summarizes common stock issuances in connection with the ATM offerings and DRIP for the year ended December 31, 2025:

Amounts in millions except share amounts
Program/Security	Shares Sold	Net Proceeds	Sales Agent Commissions
ATM Offerings
Common Stock	5,553,972	$84.0	$1.3

DRIP
Common Stock	416,365	$5.8	N/A

On June 9, 2025, the Board authorized a program to repurchase the Company’s common stock in the open market (the “Share Repurchase Program”). The Share Repurchase Program will remain in effect until June 9, 2026, unless otherwise extended or earlier discontinued. The timing, manner, price and amount of any repurchases will depend on the Company’s

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

stock price, market conditions, applicable legal requirements and other factors. The Share Repurchase Program does not obligate the Company to purchase a specific amount of common stock. As of December 31, 2025 the Board has authorized the repurchase of up to $60 million of the Company’s common stock.

The following table summarizes the activity under the Share Repurchase Program for the year ended December 31, 2025:

Shares Repurchased	Average Price Paid per Share	Aggregate Cost (including commissions) (in millions)
3,680,262	$12.51	$46.1

All repurchased shares were retired immediately on repurchase and are no longer considered issued and outstanding.

6. TERM PREFERRED STOCK

As of December 31, 2025, there were 20 million shares of preferred stock authorized, par value $0.001 per share, of which the following shares were issued and outstanding:

	Stock A Term Preferred Stock	Stock C Term Preferred Stock
Shares Issued and Outstanding	1,521,649	4,173,076

Except as otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock is entitled to one vote for each share of Preferred Stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred and common stockholders vote together as a single class on all matters submitted to the Company’s stockholders, except that the Company’s preferred stockholders have the right to elect two directors at all times. The remaining members of the Board are elected jointly by Company’s preferred and common stockholders, voting as a single class. The Company’s Revolving Credit Facilities (described under Note 9, below), restrict the Company's ability to repurchase or declare distributions on shares of its common stock and Preferred Stock during the existence of a default or under certain other circumstances.

The Company redeemed all outstanding shares of the Series B Term Preferred Stock on December 29, 2025, at a redemption price of $25 per share.

The Company has accounted for its Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements. The Company has also elected the FVO under ASC 825 for each of its Preferred Stock issuances. Accordingly, the Preferred Stock is reflected as a liability at fair value in the Consolidated Statement of Assets and Liabilities.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

The following table summarizes certain information as of and for the year ended December 31, 2025 pertaining to the Company’s Preferred Stock:

			Change in fair value due to:
Security	Maturity Date[1]	Callable Date[2]	Market Risk[3]	Instrument-Specific Credit Risk[4]
Series A Term Preferred Stock	October 26, 2026	Callable	$(1.20)	$(0.13)
Series B Term Preferred Stock	July 31, 2028	Called	(0.25)	0.20
Series C Term Preferred Stock	April 30, 2029	April 3, 2026	(2.37)	1.61
Total			$(3.82)	$1.68

1The date which the Company is required to redeem all outstanding shares of the Preferred Stock, at a redemption price of $25 per share, plus the accumulated but unpaid dividends, if any.

2The date which the Company may, at its sole option, redeem the outstanding shares of the Preferred Stock in whole or in part from time to time.

3For the year ended December 31, 2025. Amounts are in millions and recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

4For the year ended December 31, 2025. Amounts are in millions and recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

ATM Program

Pursuant to a prospectus supplement filed with the SEC on April 11, 2025, the Company launched a new ATM offering to allow the Company to sell up to 2 million shares of Series B Term Preferred Stock and 2 million shares of Series C Term Preferred Stock, exclusive of any share previously sold to the relevant sales agreement.

For the year ended December 31, 2025, the Company sold the following in connection with the ATM offerings:

Amounts in millions except share amounts
Security	Shares Sold	Net Proceeds	Sales Agent Commissions
Series B Term Preferred Stock	413,040	$10.33	$0.17
Series C Term Preferred Stock	2,161,748	54.15	0.89
Total		$64.48	$1.06

The Company may in the future engage a broker-dealer to repurchase opportunistically, on the Company’s behalf, shares of the Company’s listed Preferred Stock through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors. Depending on market conditions, the amount of Preferred Stock repurchases may be material. Any Preferred Stock repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934. The repurchase of any such Preferred Stock would reduce the Company’s outstanding leverage. The Company did not repurchase Preferred Stock for the year ended December 31, 2025.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

7. COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of December 31, 2025, the Company had total unfunded investment commitments of $34.3 million arising from loans and notes, CFO equity, preferred stock and rated feeder fund equity investments.

8. INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

9. REVOLVING CREDIT FACILITIES

On September 24, 2021 the Company entered into a credit agreement, which was amended on September 6, 2022, September 18, 2023, September 20, 2024 and September 18, 2025 with BNP Paribas, as lender, that established a revolving credit facility (the “BNP Revolving Credit Facility”). The BNP Revolving Credit Facility was terminated on November 14, 2025.

On November 14, 2025 the Company entered into a credit agreement with City National Bank of Florida (“CNBF”), as lender, that established a revolving credit agreement (the “CNBF Revolving Credit Facility”, and together with the BNP Revolving Credit Facility the “Revolving Credit Facilities”). Pursuant to the terms of the CNBF Revolving Credit Facility, the Company could borrow up to an aggregate principal balance of $50.0 million (the “Commitment Amount”). The CNBF Revolving Credit Facility is collateralized by certain investments held by the Company. The Company has granted a security interest in certain assets to CNBF, as lender. Such borrowings under the Revolving Credit Facilities bear interest at Term SOFR plus a spread.

The CNBF Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facilities or (ii) the scheduled maturity date of November 14, 2028. The Company has the option to extend the maturity from time to time in accordance with the CNBF Revolving Credit Facility agreement.

For the year ended December 31, 2025, the Company had an average outstanding borrowing and average interest rate of approximately $0.7 million and 6.49%, respectively. The interest expense, inclusive of the unused fee, for the year ended December 31, 2025 on the Revolving Credit Facilities was approximately $0.18 million and is recorded on the Consolidated Statement of Operations. As of December 31, 2025, the Company had no outstanding borrowing.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Revolving Credit Facilities.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

10. ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facilities or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Revolving Credit Facilities require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Revolving Credit Facilities as of December 31, 2025, and as of December 31, 2024:

	As of December 31, 2025	As of December 31, 2024
Total Assets	$458,536,390	$455,540,431
Less liabilities and debts not represented by senior securities	(3,994,150)	(6,957,439)
Net total assets and liabilities	$454,542,240	$448,582,992

Preferred Stock[3]	$142,368,125	$131,524,950
Principal amount outstanding under the Revolving Credit Facilities	—	2,000,000
Total senior securities	$142,368,125	$133,524,950

Asset coverage for senior securities[1]	319%	336%
Asset coverage for Revolving Credit Facilities [2],[3]	N/A	22429%

1Asset coverage for senior securities is calculated in accordance with section 18(h) of the 1940 act, as generally described above.

2Asset coverage for the Revolving Credit Facilities is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

3Amounts are based on outstanding principal balances as of the dates presented.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2025

11. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued Accounting Standards Update No. 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires the annual financial statements to include income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for the Company’s annual reporting periods beginning after December 15, 2025. The Company evaluated the disclosure requirements of ASU 2023 09 and determined that the standard did not have a material effect on the Company’s income tax disclosures or overall financial statements; therefore, no additional disclosures were required upon adoption.

12. SUBSEQUENT EVENTS

On January 31, 2026, the Company paid a monthly distribution of $0.11 per share of its common stock, a monthly distribution of $0.104167 per share of the Series A Term Preferred Stock, and a monthly distribution of $0.166667 per share of the Series C Term Preferred Stock to holders of record as of January 10, 2026.

For the period from January 1, 2026 to February 25, 2026, the Company repurchased the following shares of its common stock pursuant to the Share Repurchase Program:

Security	Shares Repurchased	Net Proceeds (in millions)	Average Price
Common Shares	398,799	$4.34	$11.12

On February 17, 2026 the Company declared three separate monthly distributions of $0.11 per share on its common stock for the first quarter of 2026. The following schedule applies to the distributions:

Amount per Common Share	Record Date	Payable Date
$0.11	April 10, 2026	April 30, 2026
$0.11	May 11, 2026	May 29, 2026
$0.11	June 10, 2026	June 30, 2026

Management’s unaudited estimate of the range of the Company’s NAV per common share as of January 31, 2026 was between $13.23 and $13.33.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Financial Highlights

Per Share Data	For the year ended December 31, 2025		For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022
Net asset value at beginning of period		$14.99	$14.39	$12.91	$16.76
Net investment income, before fee waivers and expenses reimbursed [1,2]		1.51	1.89	1.90	1.64
Management fee voluntarily waived by the Adviser [1]		—	—	—	—
Expenses reimbursed by the Adviser [1]		—	—	—	—
Administration fee voluntarily waived by the Administrator [1]		—	—	—	—
Net investment income		1.51	1.89	1.90	1.64
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments [1,3]		(1.45)	0.93	1.32	(4.45)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option		(0.15)	(0.01)	(0.14)	0.53
Net income (loss) and net increase (decrease) in net assets resulting from operations		(0.09)	2.81	3.08	(2.28)

Common stock distributions from net investment income [4]		(1.80)	(2.40)	(1.98)	(1.53)
Common stock distributions from net realized gains on investments [4]		—	—	—	—
Common stock distributions from tax return of capital [4]		(0.18)	—	—	—
Total common stock distributions declared to stockholders [4]		(1.98)	(2.40)	(1.98)	(1.53)
Common stock distributions based on weighted average shares impact [5]		0.00	0.02	—	—
Total common stock distributions		(1.98)	(2.38)	(1.98)	(1.53)
Effect of other comprehensive income		0.07	(0.05)	0.25	(0.15)
Effect of shares issued [6]		0.15	0.36	0.20	0.14
Effect of underwriting discounts, commissions and offering expenses associated with shares issued [6]		(0.05)	(0.14)	(0.07)	(0.03)
Effect of offering expenses associated with shares issued [7]		—	—	—	—
Effect of shares issued in accordance with the Company’s dividend reinvestment plan		—	—	—	—
Effect of shares repurchased		0.22	—	—	—
Effect of paid-in capital contribution [8]		—	—	—	—
Net effect of shares issued		0.32	0.22	0.13	0.11
Net asset value at end of period		$13.31	$14.99	$14.39	$12.91
Per share market value at beginning of period [9]		$15.54	$14.57	$13.87	$17.03
Per share market value at end of period		$11.41	$15.54	$14.57	$13.87
Total return, based on market value [10]		(15.15%)	24.80%	21.37%	(8.67%)
Shares of common stock outstanding at end of period		23,433,556	21,143,481	10,997,398	7,896,757

Ratios and Supplemental Data:
Net asset value at end of period		$311,953,385	$316,990,858	$158,207,420	$101,943,840
Ratio of net investment income to average net assets [11,13]		10.63%	12.26%	13.83%	11.20%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets [11,12,13]		6.36%	6.60%	7.44%	7.16%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets [11,12,13]		N/A	N/A	N/A	N/A
Portfolio turnover rate [14]		47.47%	31.88%	3.18%	6.32%
Asset coverage for senior securities		319%	336%	279%	313%
Asset coverage for Revolving Credit Facility		N/A	22429%	1668%	1630%

Revolving Credit Facility:
Principal amount outstanding at end of period		$—	$2,000,000	$14,520,000	$9,030,000
Asset coverage per $1,000 at end of period [15]	$	NM	$224,291.50	$16,681.46	$16,296.64

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Financial Highlights

Per Share Data	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the period from October 16, 2018 to December 31, 2018
Net asset value at beginning of period	$16.89	$19.34	$18.28	$20.00
Net investment income, before fee waivers and expenses reimbursed [1,2]	0.98	1.27	1.15	0.10
Management fee voluntarily waived by the Adviser [1]	—	—	0.08	0.05
Expenses reimbursed by the Adviser [1]	—	—	0.06	0.20
Administration fee voluntarily waived by the Administrator [1]	—	—	0.03	—
Net investment income	0.98	1.27	1.32	0.35
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments [1,3]	0.38	(2.21)	0.70	(1.72)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(0.01)	—	—	—
Net income (loss) and net increase (decrease) in net assets resulting from operations	1.35	(0.94)	2.02	(1.37)

Common stock distributions from net investment income [4]	(1.33)	(1.32)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments [4]	—	—	—	—
Common stock distributions from tax return of capital [4]	—	(0.18)	—	—
Total common stock distributions declared to stockholders [4]	(1.33)	(1.50)	(0.69)	(0.35)
Common stock distributions based on weighted average shares impact [5]	(0.02)	—	(0.15)	—
Total common stock distributions	(1.35)	(1.50)	(0.84)	(0.35)
Effect of other comprehensive income	(0.13)
Effect of shares issued [6]	0.10	—	(0.19)	—
Effect of underwriting discounts, commissions and offering expenses associated with shares issued [6]	(0.10)	(0.01)	—	—
Effect of offering expenses associated with shares issued [7]	—	—	(0.12)	—
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	—	—	—	—
Effect of shares repurchased	—	—	—	—
Effect of paid-in capital contribution [8]	—	—	0.19	—
Net effect of shares issued	—	(0.01)	(0.12)	—
Net asset value at end of period	$16.76	$16.89	$19.34	$18.28
Per share market value at beginning of period [9]	$14.41	$18.76	$19.89	N/A
Per share market value at end of period	$17.03	$14.41	$18.76	N/A
Total return, based on market value [10]	26.55%	(14.07%)	(2.27%)	N/A
Shares of common stock outstanding at end of period	6,881,964	6,106,458	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$115,349,167	$103,120,136	$116,408,383	$68,923,362
Ratio of net investment income to average net assets [11,13]	5.66%	8.65%	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets [11,12,13]	5.36%	3.99%	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets [11,12,13]	N/A	N/A	1.89%	0.00%
Portfolio turnover rate [14]	27.98%	29.14%	11.42%	2.35%
Asset coverage for senior securities	313%	N/A	N/A
Asset coverage for Revolving Credit Facility	873%	796%	947%

Revolving Credit Facility:
Principal amount outstanding at end of period	$19,550,000	$14,815,000	$13,743,000	$—
Asset coverage per $1,000 at end of period [15]	$8,732.75	$7,960.52	$9,470.38	$—

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Financial Highlights

Footnotes to the Financial Highlights:

1Per share amounts are based on the weighted average of shares of common stock outstanding for the period.

2Per share distributions paid to preferred stockholders are reflected in net investment income, and totaled ($0.48), ($0.46), ($0.33), ($0.27) and ($0.05) per share of common stock for the year ended December 31, 2025, and for the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

3Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.

4The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates.

5Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.

6Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019 and the Company’s ATM and follow on offerings. Effect of shares issued reflect the impact of the offering price when compared to management’s estimated NAV per share at the time of each respective offering.

7Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO.

8Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019.

9Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.

10Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load.

11Ratios for the year ended December 31, 2025 and the period from October 16, 2018 to December 31, 2018 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.

12Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.

13Ratios for the year ended December 31, 2025 and for the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019 include interest expense on the credit facility of 0.08%, 0.11%, 0.21%, 0.63%, 0.40%, 0.60% and 0.04% of average net assets, respectively. Ratios for the year ended December 31, 2025 and for the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021 include interest expense on the Series A Term Preferred Stock, Series B Term Preferred Stock, and Series C Term Preferred Stock of 3.35%, 2.96%, 2.38%, 1.83% and 0.31% of average net assets, respectively. Ratios for the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2019 include excise tax expense of (0.02%), 0.11%, 0.27%, 0.06% and 0.10% of average net assets, respectively.

14The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales and repayments of principal executed during the period, divided by the average fair value of the investments for the same period.

15The asset coverage per unit figure is the ratio of the Company’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Financial Highlights

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members of EP Income Company LLC are as follows:

Per Unit Data	For the period from October 4, 2018 (Commencement of Operations) to October 15, 2018
Net asset value at beginning of period	$1,000.00
Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20
Net asset value at end of period	$1,003.20
Total return [1]	0.32%

Ratios and Supplemental Data:
Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets [1]	0.27%
Ratio of expenses to average net assets [2]	0.00%
Portfolio turnover rate [3]	0.00%

1Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.

2No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018.

3The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members of EP Income Company LLC represents the period when the Company was initially organized as EP Income Company LLC, a Delaware limited liability company.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Supplemental Information

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Type of Security	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit [1]	Involuntary Liquidating Preference Per Unit [2]	Average Market Value Per Unit [3]

For the year ended December 31, 2025
Preferred Stock	$142,368,125	$79.83	$25.00	$24.82
Revolving Credit Facilities (CNBF)	$0	NM	N/A	N/A

For the year ended December 31, 2024
Preferred Stock	$131,524,950	$83.99	$25.00	$24.44
Revolving Credit Facility (BNP Paribas)	$2,000,000	$224,291.50	N/A	N/A

For the year ended December 31, 2023
Preferred Stock	$72,353,275	$69.70	$25.00	$23.81
Revolving Credit Facility (BNP Paribas)	$14,520,000	$16,681.46	N/A	N/A

For the year ended December 31, 2022
Preferred Stock	$38,041,225	$78.16	$25.00	$23.68
Revolving Credit Facility (BNP Paribas)	$9,030,000	$16,296.64	N/A	N/A

For the year ended December 31, 2021
Preferred Stock	$35,000,000	$78.24	$25.00	$25.32
Revolving Credit Facility (BNP Paribas)	$19,550,000	$8,732.75	N/A	N/A

For the year ended December 31, 2020
Revolving Credit Facility (Société Générale)	$14,815,000	$7,960.52	N/A	N/A

For the year ended December 31, 2019
Revolving Credit Facility (Société Générale)	$13,743,000	$9,470.38	N/A	N/A
[1]	The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Stock and Revolving Credit Facilities in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25). With respect to the Revolving Credit Facilities, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.
[2]	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
[3]	The average market value per unit is calculated by taking the average of the closing price of the Series A Term Preferred Stock (NYSE: EICA), Series B Term Preferred Stock (NYSE: EICB), and Series C Term Preferred Stock (NYSE: EICC).

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Eagle Point Income Company Inc.:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Income Company Inc. and Subsidiaries (the Company), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations, comprehensive income, and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the seven-year period then ended, the period from October 16, 2018 to December 31, 2018, and the period from October 4, 2018 (commencement of operations) to October 15, 2018. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the seven-year period then ended, the period from October 16, 2018 to December 31, 2018, and the period from October 4, 2018 to October 15, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians, brokers and other counterparties; when replies were not received, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP
Two Manhattan West
375 9th Avenue, 17th Floor
New York, NY 10001

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Accompanying Supplemental Information

We have also previously audited, in accordance with the standards of the PCAOB, the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Company as of December 31, 2024, 2023, 2022, 2021, 2020 and 2019 and the related consolidated statements of operations and cash flows for the respective years then ended and the consolidated statements of changes in net assets for each of the years in the respective two-year periods then ended, and the related notes, and the consolidated statements of comprehensive income for the years ended December 31, 2024, 2023, 2022 and 2021 (none of which are presented herein), and we expressed unqualified opinions on those consolidated financial statements. The senior securities information included on page 59, as of December 31, 2025, 2024, 2023, 2022, 2021, 2020 and 2019, under the caption “Supplemental Information” (the Supplemental Information) has been subjected to audit procedures performed in conjunction with the audits of the Company’s respective consolidated financial statements. The Supplemental Information is the responsibility of the Company’s management. Our audit procedures included determining whether the Supplemental Information reconciles to the respective consolidated financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the Supplemental Information. In forming our opinion on the Supplemental Information, we evaluated whether the Supplemental Information, including its form and content, is presented in conformity with the instructions in Form N-2. In our opinion, the Supplemental Information is fairly stated, in all material respects, in relation to the respective consolidated financial statements as a whole.

We have served as the auditor of one or more Eagle Point Income Management LLC advised companies since 2014.

New York, New York
February 25, 2026

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

PRICE RANGE OF COMMON STOCK

Our common stock began trading on July 24, 2019 and is currently traded on the NYSE under the symbol “EIC.” The following table lists the high and low closing sale price for our common stock, the high and low closing sale price as a percentage of NAV and distributions declared per share each quarter since January 1, 2024.

Period	NAV[1]	Closing Sales Price		Premium (Discount) of High Sales Price to NAV[2]	Premium (Discount) of Low Sales Price to NAV[2]	Distributions Declared[3]
		High	Low
Fiscal year ending December 31, 2024
First quarter	$15.12	$16.65	$14.56	10.12%	(3.70)%	$0.60
Second quarter	$15.24	$16.60	$15.38	8.92%	0.92%	$0.60
Third quarter	$14.90	$16.36	$15.08	9.80%	1.21%	$0.60
Fourth quarter	$14.99	$16.62	$15.18	10.87%	1.27%	$0.60
Fiscal year ending December 31, 2025
First quarter	$14.16	$16.38	$14.65	15.68%	3.46%	$0.60
Second quarter	$14.08	$15.19	$12.80	7.88%	(9.09)%	$0.39
Third quarter	$14.21	$14.01	$12.18	(1.41)%	(14.29)%	$0.39
Fourth quarter	$13.31	$13.37	$10.94	0.45%	(17.81)%	$0.33
[1]	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
[2]	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
[3]	Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per share that we have declared on our common stock in the specified quarter. Tax characteristics of distributions will vary.
[4]	For the fiscal year ending December 31, 2024, as reported on the Company’s 2024 Form 1099-DIV, distributions made by the Company did not comprise of a return of capital.
[5]	For the fiscal year ending December 31, 2025, as reported on the Company’s 2025 Form 1099-DIV, distributions made by the Company were comprised of a return of capital, as calculated on a per share basis, of 8.9% (or $0.18 per share of common stock).

Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that the Company’s shares of common stock will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that the Company’s NAV will decrease. It is not possible to predict whether the Company’s shares will trade at, above or below NAV in the future. Our NAV per share was $13.31 as of December 31, 2025. The closing sales price for shares of the Company’s common stock on the NYSE on December 31, 2025 was $11.41, which represented a 14.27% discount to NAV per share. On February 18, 2026, the last reported closing sales price of the Company’s common stock was $10.32 per share. As of January 31, 2026, there were 7 stockholders of record of the Company’s common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

DIVIDEND REINVESTMENT PLAN

The Company has adopted a dividend reinvestment plan (“DRIP”). Under the DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by Equiniti Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s NAV). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the NYSE or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined based on the closing market price per share of common stock on the payment date (the “Market Price”). If 95% of the Market Price is greater than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by 95% of the Market Price. If 95% of the Market Price is less than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the Market Price.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

The Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

ADDITIONAL INFORMATION

Management

Our Board is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers (as applicable). The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our Board is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates. Each of our directors also serves as a director/trustee of Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust, each a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Interested Directors[2]
Thomas P. Majewski Age: 51	Class III Director, Chief Executive Officer, and Chairman of the Board	Since inception; Term expires 2026

Managing Partner of Eagle Point Credit Management LLC (including certain affiliated advisers) since September 2012. Chief Executive Officer of Eagle Point Income Company Inc. since October 2018, Chief Executive Officer and Principal Executive Officer of Eagle Point Institutional Income Fund since January 2022, Chief Executive Officer and Principal Executive Officer of Eagle Point Enhanced Income Trust since August 2023 and Chief Executive Officer, Principal Executive Officer of Eagle Point Defensive Income Trust since February 2024, Chief Executive Officer and Principal Executive Officer of EP Private Capital Fund I since July 2025 and co-Chief Executive Officer and co-Principal Executive Officer of Eagle Point Trinity Senior Secured Lending Company since March 2025.

Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

James R. Matthews Age: 58	Class II Director	Since inception; Term expires 2028	Managing Director of Stone Point Capital LLC since October 2011.	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Independent Directors
Scott W. Appleby Age: 61	Class I Director	Since inception; Term expires 2027	President of Appleby Capital, Inc., a financial advisory firm, since April 2009 and Trustee of Eagle Point Trinity Senior Secured Lending Company since March 2025.	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and Eagle Point Trinity Senior Secured Lending Company
Kevin F. McDonald Age: 59	Class III Director	Since inception; Term expires 2026	Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019.	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I
Paul E. Tramontano Age: 64	Class II Director	Since inception; Term expires 2028

Executive Managing Director at Cresset Asset Management, LLC since April 2023, Senior Managing Director and Wealth Manager at First Republic Investment Management from October 2015 to April 2023 and Trustee of Eagle Point Trinity Senior Secured Lending Company since March 2025.

Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

Jeffrey L. Weiss Age: 64	Class I Director	Since inception; Term expires 2027	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I

1The business address of each of our directors is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.

2Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.

3Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, Eagle Point Defensive Income Trust and EP Private Capital Fund I are each considered to be in the same fund complex as us and, as a result, each director serves as a director/trustee of six investment companies in the same complex.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.EaglePointIncome.com or upon request by calling (844) 810-6501.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 58	Chief Financial Officer and Chief Operating Officer	Since Inception

Chief Financial Officer of Eagle Point Credit Company Inc. since July 2014 and Chief Operating Officer of Eagle Point Credit Company Inc. since November 2014; Chief Financial Officer and Chief Operating Officer of Eagle Point Trinity Senior Secured Lending Company since March 2025; Chief Financial Officer and Chief Operating Officer of Eagle Point Institutional Income Fund from January 2022 to June 2025, Eagle Point Enhanced Income Trust from August 2023 to June 2025, and Eagle Point Defensive Income Trust from February 2024 to June 2025; Chief Financial Officer of Eagle Point Credit Management LLC (including certain affiliated advisers, such as the Adviser) since July 2014; Chief Operating Officer of Eagle Point Credit Management LLC (including certain affiliated advisers, such as the Adviser) since August 2014.

Nauman S. Malik Age: 45	Chief Compliance Officer	Since Inception

Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023, Eagle Point Defensive Income Trust since February 2024 and EP Private Capital Fund I since July 2025; General Counsel of Eagle Point Credit Management LLC (including certain affiliated advisers, such as the Adviser) since June 2015; Chief Compliance Officer of the Adviser from October 2018 to March 2020 and Eagle Point Credit Management LLC from September 2015 to March 2020.

Courtney B. Fandrick Age: 43	Secretary	Since Inception

Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers, such as the Adviser) since April 2020; Secretary of Eagle Point Credit Company Inc. since August 2015, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023, Eagle Point Defensive Income Trust since February 2024 and EP Private Capital Fund I since July 2025; Deputy Chief Compliance Officer of the Adviser from October 2018 to March 2020 and Eagle Point Credit Management from December 2014 to March 2020; Chief Compliance Officer of Eagle Point Trinity Senior Secured Lending Company since March 2025.

1The business address of each of our officers is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.

2Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Stockholder Meeting Information

An annual meeting of stockholders of the Company was held on May 23, 2025. At the meeting, the two nominees for re-election as Class II directors, James R. Matthews and Paul E. Tramontano, were each elected to serve as a director for a term expiring at the Company’s 2028 annual meeting or until his successor is duly elected and qualified. A discussion regarding the voting at such meeting is available in our Semiannual Report for the period ended June 30, 2025. A copy of the Semiannual Report is available free of charge at www.EaglePointIncome.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Investment Advisory Agreement

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our Semiannual Report for the period ended June 30, 2025. A copy of the Semiannual Report is available free of charge at www.EaglePointIncome.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Administration Agreement

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC (“Eagle Point Administration”), our administrator, performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently approved by the Board in May 2025.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s pre-effective amendment to its registration statement on Form N-2 filed on November 27, 2024, with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2025 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.EaglePointIncome.com.

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Income Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Income Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any questions or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

* * * * *

2025 STOCKHOLDER LETTER AND ANNUAL REPORT | Eagle Point Income Company Inc.

End of Annual Report. Back Cover Follows.

Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340-8560

Investment Adviser

Eagle Point Income Management LLC
600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing

Equiniti Trust Company, LLC
P.O. Box 500
Newark, NJ 07101
(800) 937 5449

www.EaglePointIncome.com

© Eagle Point Income Company Inc. All rights reserved.

Eagle Point and Eagle Point Credit are registered trademarks of Eagle Point Credit Management LLC

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Income Company Inc. (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of directors has determined that Jeffrey L. Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2024 and December 31, 2025 were $183,910 and $255,590, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended December 31, 2024 and December 31, 2025 were $203,091 and $42,000, respectively. These fees include audit-related services in connection with the registrant’s “at the market” common stock and preferred stock issuance program.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2024 and December 31, 2025 were $92,775 and $97,583, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended December 31, 2024 and December 31, 2025 were $0 and $0, respectively.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal years ended December 31, 2024 and December 31, 2025, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $295,866 and $139,583, respectively. For the years ended December 31, 2024 and December 31, 2025, these fees were for the services rendered in connection with tax compliance, tax advice, tax planning, the registrant’s “at the market” common stock and preferred stock issuance program, the filing of its registration statement for a committed equity facility, the issuance of 7.75% Series B Term Preferred Stock due 2028 and the issuance of 8.00% Series C Term Preferred Stock due 2029 and its affiliates.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant

(a)	The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

(b)	Not applicable.

Item 6. Investments

(a)	A schedule of investments is included in the Company’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officer, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to the Eagle Point Income Management LLC (“Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 13. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2025.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”).

Our executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the senior investment team, have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. Also, under a personnel and resources agreement, Eagle Point Credit Management LLC makes available certain personnel and resources, including portfolio managers and investment personnel, to the Adviser as the Adviser may determine to be reasonably necessary to the conduct of its operations. These relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the senior investment team, to diverge from the registrant’s interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in the registrant’s best interest. The Adviser has entered into, and may in the future enter into additional, business arrangements with certain of the registrant’s stockholders. In such cases, such stockholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and Directors, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser and the portfolio managers have conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser and Eagle Point Credit Management LLC have adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser and Eagle Point Credit Management LLC may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s and Eagle Point Credit Management LLC’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser and Eagle Point Credit Management. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with certain affiliates, including other funds and accounts managed by certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant is able to rely on the exemptive relief granted by the SEC to Eagle Point Credit Management LLC and certain of its affiliates to participate in negotiated co-investments alongside certain affiliates, including other funds and accounts managed by Eagle Point Credit Management LLC and its affiliates, subject to certain conditions. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s Directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”), oversees all of the firm’s investment offerings and is the lead Portfolio Manager for Eagle Point’s multi-credit strategies. Mr. Majewski is Chairman of the firm’s Investment Committee.

Mr. Majewski has 30 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Tom held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Tom began his career in the securitization group at Arthur Andersen.

Mr. Majewski earned a BS in Accounting from Binghamton University.

Mr. Majewski also serves as a director and Chief Executive Officer of Eagle Point Credit Company; director, Chairman and Chief Executive Officer of Eagle Point Income Company; trustee, Chairman and Chief Executive Officer of Eagle Point Enhanced Income Trust; trustee, Chairman and Chief Executive Officer of Eagle Point Institutional Income Fund; and trustee, Chairman and Chief Executive Officer of Eagle Point Trinity Senior Secured Lending Fund; and trustee, Chairman and Chief Executive Officer of Eagle Point Defensive Income Trust.

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Ko has over 17 years of experience in structured finance. Prior to joining Eagle Point in 2012, he was a Vice President in Bank of America’s (f/k/a Bank of America Merrill Lynch) CLO structuring group, where he modeled cash flows, negotiated terms with debt and equity investors, and coordinated the rating process. Mr. Ko was also responsible for exploring non-standard structuring initiatives, including financing trades with dynamic leverage, emerging market CBOs and European CLOs. Earlier, he managed their legacy CLO, TruPS CDO, and ABS CDO portfolios and started in their CDO/CLO structuring group.

Mr. Ko holds a BS in Finance and Accounting, magna cum laude, from The Wharton School of the University of Pennsylvania.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Spinner has over 27 years of experience in credit and advising, financing, and investing in alternative asset management firms and funds. He has been involved in the credit markets for the majority of his career. Prior to joining Eagle Point in 2013, Mr. Spinner oversaw the Private Equity, Special Opportunities Credit, and Real Estate allocations for the 1199SEIU Benefit and Pension Funds. He was also a Managing Director in the Financial Institutions Group at Bear Stearns focused on alternative asset managers, and a co-founder and President of Structured Capital Partners (a financial holding company formed to invest in CLO and structured credit managers). Mr. Spinner started his career in the Financial Institutions Group at Chase Manhattan Bank.

Mr. Spinner holds a BA in Business Management, summa cum laude, from Gettysburg College and an MBA from Columbia Business School.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2025. Among the accounts listed below, six of the “Registered Investment Companies” (with total assets of $2,123.4), 13 of the “Other Pooled Investment Vehicles” (with total assets of $3,349.9) and 31 of the “Other Accounts” (with total assets of $2,074.2) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	6	$2,123.4	16	$4,179.4	68	$6,354.2
Daniel W. Ko	6	$2,123.4	16	$4,179.4	68	$6,354.2
Daniel M. Spinner	6	$2,123.4	16	$4,179.4	68	$6,354.2

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

Investment professionals of the Adviser are paid out of the total revenues of the Adviser and certain of its affiliates, including Eagle Point Credit Management LLC, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on accounts that the Adviser and such affiliates manage and from their longevity with the Adviser and its affiliates. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s ultimate board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common stock which are owned beneficially by each portfolio manager as of December 31, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Thomas P. Majewski	$100,001-$500,000
Daniel W. Ko	$50,001-$100,000
Daniel M. Spinner	$100,001-$500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
January 1, 2025 – January 31, 2025	—	—	—	—
February 1, 2025 – February 28, 2025	—	—	—	—
March 1, 2025 – March 31, 2025	—	—	—	—
April 1, 2025 – April 30, 2025	—	—	—	—
May 1, 2025 – May 31, 2025	—	—	—	—
June 1, 2025 – June 30, 2025	488,575	$13.28	488,575	$43,504,949
July 1, 2025 - July 31, 2025	563,751	$13.12	563,751	$36,105,089
August 1, 2025 - August 31, 2025	549,345	$13.13	549,345	$28,888,324
September 1, 2025 - September 30, 2025	470,190	$13.25	470,190	$22,654,183
October 1, 2025 - October 31, 2025	435,639	$12.55	435,639	$17,181,916
November 1, 2025 - November 30, 2025	366,588	$11.47	366,588	$22,973,790
December 1, 2025 - December 31, 2025	806,174	$11.23	806,174	$13,911,676
Total	3,680,262	$12.52	3,680,262	$13,911,676

(1)    On June 9, 2025, the registrant announced a program to repurchase up to $50 million of the registrant’s common stock. The repurchase program will remain in effect until June 9, 2026, unless extended.  As of December 31, 2025 the Board has authorized the repurchase of up to $60 million of the Company’s common stock.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2025.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INCOME COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date: February 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	February 26, 2026

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	February 26, 2026